Horizon Active Asset Allocation Fund

Advisor Class (HASAX)

Institutional Class (HASIX)

Investor Class (AAANX)

Horizon Active Risk Assist® Fund

Advisor Class (ARAAX)

Institutional Class (ACRIX)

Investor Class (ARANX)

Horizon Active Income Fund

Advisor Class (AIHAX)

Institutional Class (AIRIX)

Investor Class (AIMNX)

Horizon Active Dividend Fund

Advisor Class (HADUX)

Institutional Class (HIDDX)*

Investor Class (HNDDX)

Horizon Defined Risk Fund

Advisor Class (HADRX)

Institutional Class (HIDRX)*

Investor Class (HNDRX)

March 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by calling 1-855-754-7932 or by contacting your financial intermediary (such as a broker-dealer or a bank).

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with a Fund, calling 1-855-754-7932 to let the Fund know of your request. Your election to receive in paper will apply to all funds held in your account.

The Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

*	As of the date of this Prospectus, Institutional Class shares of the Horizon Active Dividend Fund and the Horizon Defined Risk Fund have not commenced operations.

TABLE OF CONTENTS

SUMMARY SECTIONS	1
Horizon Active Asset Allocation Fund	1
Horizon Active Risk Assist® Fund	7
Horizon Active Income Fund	14
Horizon Active Dividend Fund	21
Horizon Defined Risk Fund	27
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES	33
PRINCIPAL INVESTMENT RISKS	34
MANAGEMENT OF THE FUNDS	41
Investment Adviser	41
Portfolio Managers	41
HOW SHARES ARE PRICED	43
HOW TO PURCHASE SHARES	44
HOW TO REDEEM SHARES	46
HOW TO EXCHANGE SHARES	51
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	51
FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	53
HOUSEHOLDING	54
FINANCIAL HIGHLIGHTS	55
PRIVACY NOTICE	pn

SUMMARY SECTIONS

Horizon Active Asset Allocation Fund

Investment Objective. The investment objective of the Horizon Active Asset Allocation Fund (the “Allocation Fund”) is capital appreciation.

Fees and Expenses of the Allocation Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Allocation Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees	0.99%	0.99%	0.99%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.18%	0.18%	0.18%
Shareholder Servicing Expenses	None	None	0.10%
Acquired Fund Fees and Expenses(1)	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses	1.57%	1.32%	1.42%
Fee Waiver and Reimbursements/Recoupment(2)	0.02%	0.01%	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements/Recoupment(3)	1.59%	1.33%	1.44%

(1)	This number represents the combined total fees and operating expenses of the underlying funds owned by the Allocation Fund and is not a direct expense incurred by the Allocation Fund or deducted from Fund assets. Since this number does not represent a direct operating expense of the Allocation Fund, the operating expenses set forth in the Allocation Fund’s financial highlights do not include this figure.
(2)	The Allocation Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), has contractually agreed to waive its advisory fees and/or reimburse expenses of the Allocation Fund, at least until March 31, 2020, so that the Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); payments, if any, under a Rule 12b-1 Distribution Plan or Shareholder Servicing Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses (such as litigation)) do not exceed 1.17% of average daily net assets for each of the Advisor Class, Investor Class and Institutional Class shares; provided, however, that any fees waived and expenses reimbursed are subject to possible recoupment by Horizon, within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment.
(3)	Note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio to average net assets included in the Allocation Fund’s financial highlights section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses, but includes the expense reductions generated when the Allocation Fund loaned its portfolio securities.

Example. This Example is intended to help you compare the cost of investing in the Allocation Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Allocation Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Allocation Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$162	$498	$857	$1,869
Institutional Class	$135	$419	$724	$1,591
Investor Class	$147	$451	$778	$1,704

Portfolio Turnover. The Allocation Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Allocation Fund’s performance. During the most recent fiscal year ended November 30, 2018, the Allocation Fund’s portfolio turnover rate was 256% of the average value of the portfolio.

Principal Investment Strategies of the Allocation Fund

The Allocation Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), seeks to achieve the Allocation Fund’s investment objective by allocating assets across one or more of the following sectors of the global securities markets:

•	U.S. Common Stocks
•	Foreign Developed Market Common Stocks
•	Emerging Market Common Stocks
•	Real Estate Investment Trusts (“REITs”)
•	Government Bonds
•	Corporate Bonds
•	International Bonds
•	Municipal Bonds
•	High Yield Bonds

Horizon selects asset classes using a flexible approach that allocates the Allocation Fund’s portfolio between asset classes that Horizon believes offer the opportunity for the highest projected return for a given amount of risk. This flexible approach to investing typically seeks to maximize returns by adjusting portfolio asset-allocations among various asset classes based upon near-term forecasts. Horizon assesses projected return and expected risk using a multi-disciplined approach consisting of economic, quantitative and fundamental analysis. Horizon expects to engage in frequent buying and selling of securities to achieve the Allocation Fund’s investment objective.

Horizon typically executes the Allocation Fund’s strategy by investing in exchange-traded funds (“ETFs”). Potential ETFs are reviewed for sufficient trading liquidity and fit within overall portfolio diversification needs prior to investment. Horizon may also invest in non-ETF securities, such as individual securities or baskets of securities, when it believes such investments may offer higher return and/or lower risk than an ETF or when Horizon believes such investments will provide strategic exposure to a specific sector or market segment. Horizon expects that the Allocation Fund will typically hold no more than 30 ETF positions.

Horizon selects ETFs without restriction as to the issuer country, capitalization, currency, or maturity or credit quality of the securities held by each ETF. Under normal market conditions, the Allocation Fund invests a majority of its assets in ETFs that invest primarily in equity securities; however, certain ETFs in which the Allocation Fund may invest may invest primarily in fixed income securities, including, without limitation, lower-quality fixed income securities commonly known as “high yield” or “junk” bonds, which are generally rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”). In addition, the Allocation Fund may buy or write options on puts or calls for investment purposes, to hedge other investments or to generate option premiums for the Allocation Fund, and may implement such investments through option combinations such as spreads, straddles, strangles and collars.

The Allocation Fund’s option strategies may involve options combinations, such as spreads or collars. In “spread” transactions, the Allocation Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. When the Allocation Fund engages in spread transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. A “collar” position combines a put option purchased by the Allocation Fund (the right of the Allocation Fund to sell a specific security within a specified period) with a call option that is written by the Allocation Fund (the right of the counterparty to buy the same security) in a single instrument, and the Allocation Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option. In each case, the premium received for writing an option offsets, in part, the premium paid to purchase the corresponding option; however, downside protection may be limited as compared to just owning a single option. There is no limit on the number or size of the options transactions in which the Allocation Fund may engage; however, the Allocation Fund will not use options for the purpose of increasing the Allocation Fund’s leverage with respect to any portfolio investment.

The Allocation Fund will typically sell portfolio securities to adjust portfolio allocations as described above, to seek to secure gains or limit potential losses, or when Horizon otherwise believes it is in the best interest of the Allocation Fund.

Principal Risks of the Allocation Fund

Many factors affect the Allocation Fund’s performance. The Allocation Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Allocation Fund invests. The Allocation Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Allocation Fund.

Emerging Markets Risk. In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Equity Securities Risk. Equity securities typically have greater price volatility than fixed income securities. The market price of equity securities owned by the Allocation Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

ETF Risk. You will indirectly pay fees and expenses charged by the ETFs in addition to the Allocation Fund’s direct fees and expenses. As a result, the cost of investing in the Allocation Fund will be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF is subject to specific risks, depending on the nature of the ETF and its underlying investments. These risks could include sector risk (increased risk from a focus on one or more sectors of the market), liquidity risk (risk that the Allocation Fund cannot dispose of its shares of the ETF promptly without a reduction in value) and risks associated with fixed income securities or foreign currencies.

Fixed Income Risk. The value of investments in fixed income securities, options on fixed income securities and securities in which the underlying investments are fixed income securities, are expected to fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the fixed income securities owned by the Allocation Fund or its underlying investments. Issuers of floating rate debt are exposed to higher interest payments in a rising rate environment. Issuers may default on interest and principal payments. Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

Fluctuation of Net Asset Value (“NAV”); Unit Premiums and Discounts. The NAV of the shares of the ETFs in which the Allocation Fund may invest will generally fluctuate with changes in the market value of the ETF’s securities holdings and supply and demand of the ETF’s shares on the exchanges on which the ETF’s shares are traded. The market prices of an ETF’s shares may deviate significantly from the NAV of the ETF’s shares during periods of market volatility or reduced liquidity. If the Allocation Fund purchases an ETF’s shares at a time when the market price is at a premium to the NAV of the ETF’s shares or sells at a time when the market price is at a discount to the NAV of the ETF’s shares, then the Allocation Fund may sustain losses that are in addition to any losses caused by a decrease in NAV.

Foreign Currency Risk. Foreign currency-linked investments risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies in which the underlying investment is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Securities Risk. Investing in securities issued by companies whose principal business activities are outside the United States, or investing in American Depositary Receipts (“ADRs”) or ETFs focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, and they are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of greater price volatility and possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets from foreign markets, political or financial instability, or diplomatic and other developments, which could affect such investments.

High Yield or Junk Bond Risk. Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).

Large Capitalization Company Risk. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

Management Risk. The ability of the Allocation Fund to meet its investment objective is directly related to the allocation of the Allocation Fund’s assets. Horizon may allocate the Allocation Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Allocation Fund’s value may be adversely affected.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Allocation Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Allocation Fund to potentially significant losses. If the Allocation Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Allocation Fund utilizes options spreads, collars or other combinations, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Allocation Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium. To the extent the Allocation Fund writes options on individual securities that it does not hold in its portfolio (i.e., “naked” options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Allocation Fund otherwise seeks to close out an option position. Naked call options, in particular, have speculative characteristics and the potential for unlimited loss.

Real Estate Risk. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. REIT performance depends on the types and locations of the rental properties it owns and on how well it manages those properties.

Smaller and Medium Issuer Risk. Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In addition, small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Turnover Risk. As a result of its trading strategies, the Allocation Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional expenses, which may lower the performance of the Allocation Fund, and may also result in the realization of short-term capital gains. The Allocation Fund must generally distribute realized capital gains to shareholders, increasing the Allocation Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains, which are taxed to shareholders at ordinary income tax rates.

Performance

The bar chart illustrates the risks of investing in Investor Class shares of the Allocation Fund by showing the Allocation Fund’s average returns for each calendar year since inception. The Average Annual Total Returns table shows how the Allocation Fund’s average annual returns compare with those of a broad measure of market performance, as well as an additional index that reflects the market sectors in which the Allocation Fund may invest. The Allocation Fund’s past performance, before and after taxes, is not necessarily an indication of how the Allocation Fund will perform in the future. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

The Allocation Fund is the successor to the investment performance of the Predecessor Allocation Fund as a result of the reorganization of the Predecessor Allocation Fund into the Allocation Fund on February 8, 2016. Accordingly, the performance information shown prior to February 8, 2016 is that of the Predecessor Allocation Fund. The Predecessor Allocation Fund was also advised by Horizon and had substantially the same investment objective, strategies and policies as the Allocation Fund.

Calendar Year Returns as of December 31

During the period shown in the bar chart, the best performance for a quarter was 9.32% (for the quarter ended March 31, 2013). The worst performance was -15.56% (for the quarter ended December 31, 2018).

Active Asset Allocation Fund

Average Annual Total Returns

For the periods ended December 31, 2018	One Year	Five Years	Since Inception of Class*
Investor Class
Return Before Taxes	-8.79%	3.42%	6.83%
Return After Taxes on Distributions	-11.02%	1.39%	4.69%
Return After Taxes on Distributions and Sale of Fund Shares	-4.82%	1.93%	4.55%
Advisor Class
Return Before Taxes	-8.93%	N/A	5.81%
Institutional Class
Return Before Taxes	-8.68%	N/A	6.06%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	12.14%
S&P Global BMI ex-US Index (reflects no deduction for fees, expenses or taxes)	-14.60%	1.11%	4.34%

*	Investor Class shares commenced operations on January 31, 2012. Advisor Class shares commenced operations on September 4, 2015, and Institutional Class shares commenced operations on September 9, 2016. Index information is since inception of Investor Class shares.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Allocation Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. After-tax returns are shown for Investor Class shares only and after-tax returns for other classes will vary to the extent that each class has different expenses. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. The S&P Global BMI ex-U.S. Index is a comprehensive, rules-based index that represents the composition of global stock markets. Investors cannot invest directly in an index.

Returns would have been lower if Horizon had not waived and/or reimbursed certain expenses of the Allocation Fund during the periods shown.

Investment Adviser. Horizon Investments, LLC.

Portfolio Managers. Ronald Saba, CFA, Senior Managing Director of Investment Management of Horizon, Kevin Blocker, CAIA, Senior Quantitative Strategist of Horizon, and Scott Ladner, Head of Investments of Horizon, share responsibility for the day-to-day management of the Allocation Fund as Co-Portfolio Managers. Mr. Saba has been a Co-Portfolio Manager of the Allocation Fund since 2012. Mr. Blocker has been Co-Portfolio Manager of the Allocation Fund since 2013. Mr. Ladner has been Co-Portfolio Manager of the Allocation Fund since 2018.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the Allocation Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Allocation Fund’s Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Allocation Fund is $2,500 and the minimum subsequent investment is $250 for Advisor Class and Investor Class shares. The minimum initial investment in the Allocation Fund is $10 million for Institutional Class shares. There is no minimum subsequent investment for Institutional Class shares.

Tax Information. The Allocation Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Allocation Fund through a broker-dealer or other financial intermediary (such as a bank), the Allocation Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Allocation Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Horizon Active Risk Assist® Fund

Investment Objective: The investment objective of the Horizon Active Risk Assist® Fund (the “Risk Assist Fund”) is to capture the majority of the returns associated with equity market investments, while mitigating downside risk through use of a risk overlay strategy (the “Risk Assist strategy”).

Fees and Expenses of the Risk Assist Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Risk Assist Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees	0.99%	0.99%	0.99%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.17%	0.19%	0.18%
Shareholder Servicing Expenses	None	None	0.10%
Acquired Fund Fees and Expenses(1)	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses	1.54%	1.31%	1.40%
Fee Waiver and Expense Reimbursements/Recoupment(2)	0.03%	0.02%	0.04%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements/Recoupment(3)	1.57%	1.33%	1.44%

(1)	This number represents the combined total fees and operating expenses of the underlying funds owned by the Risk Assist Fund and is not a direct expense incurred by the Risk Assist Fund or deducted from Fund assets. Since this number does not represent a direct operating expense of the Risk Assist Fund, the operating expenses set forth in the Risk Assist Fund’s financial highlights do not include this figure.
(2)	The Risk Assist Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), has contractually agreed to waive its fees and reimburse expenses of the Risk Assist Fund, at least until March 31, 2020, so that the Total Annual Fund Operating Expenses After Fee Waivers and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); payments, if any, under a Rule 12b-1 Distribution Plan or Shareholder Servicing Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses (such as litigation)) do not exceed 1.17% of average daily net assets for each of the Advisor Class, Investor Class and Institutional Class shares; provided, however, that any fees waived and expenses reimbursed are subject to possible recoupment by Horizon, within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment.
(3)	Note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio to average net assets included in the Risk Assist Fund’s financial highlights section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses, but includes the expense reductions generated when the Risk Assist Fund loaned its portfolio securities.

Example: This Example is intended to help you compare the cost of investing in the Risk Assist Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Risk Assist Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Risk Assist Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$160	$489	$842	$1,837
Institutional Class	$135	$417	$720	$1,581
Investor Class	$147	$447	$770	$1,683

Portfolio Turnover. The Risk Assist Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Risk Assist Fund’s performance. During the most recent fiscal period ended November 30, 2018, the Risk Assist Fund’s portfolio turnover rate was 275% of the average value of the portfolio.

Principal Investment Strategies of the Risk Assist Fund

The Risk Assist Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), seeks to achieve the Risk Assist Fund’s investment objective by using a multi-discipline active asset allocation investment approach. Horizon allocates the Risk Assist Fund’s assets across various sectors of the global securities markets. In addition, Horizon seeks to mitigate downside risk through its Risk Assist strategy, which is an active risk reduction strategy intended to guard against large declines in an equity portfolio.

Global Securities Strategy

Horizon executes its global securities allocation strategy by allocating assets across one or more of the following sectors of the global securities markets:

•	U.S. Common Stocks
•	Foreign Developed Market Common Stocks
•	Emerging Market Common Stocks
•	Real Estate Investment Trusts (“REITs”)
•	Government Bonds
•	Corporate Bonds
•	International Bonds
•	Municipal Bonds
•	High Yield Bonds

Horizon selects asset classes using a flexible approach that allocates the Risk Assist Fund’s portfolio between asset classes that Horizon believes offer the opportunity for the highest projected return for a given amount of risk. This flexible approach to investing typically seeks to maximize returns by adjusting portfolio asset-allocations among various asset classes based upon near-term forecasts. Horizon assesses projected return and expected risk using a multi-disciplined approach consisting of economic, quantitative and fundamental analysis. Horizon expects to engage in frequent buying and selling of securities to achieve the Risk Assist Fund’s investment objective.

Horizon typically executes the Risk Assist Fund’s strategy by investing in exchange-traded funds (“ETFs”) or baskets of securities. Potential ETFs are reviewed for sufficient trading liquidity and fit within overall portfolio diversification needs prior to investment. Horizon may also invest individual securities when it believes such investments may offer higher return and/or lower risk than an ETF or when Horizon believes such investments will provide strategic exposure to a specific sector or market segment.

Horizon selects ETFs without restriction as to the issuer country, capitalization, currency, or maturity or credit quality of the securities held by each ETF. Under normal market conditions, the Risk Assist Fund invests a majority of its assets in ETFs that invest primarily in equity securities; however, certain ETFs in which the Risk Assist Fund may invest primarily in fixed income securities, including, without limitation, lower-quality fixed income securities commonly known as “high yield” or “junk” bonds, which are generally rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”). In addition, the Risk Assist Fund may buy or write options on puts or calls for investment purposes, to hedge other investments or to generate option premiums for the Risk Assist Fund, and may implement such investments through option combinations such as spreads, straddles, strangles and collars.

The Risk Assist Fund’s option strategies may involve options combinations, such as spreads or collars. In “spread” transactions, the Risk Assist Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. When the Risk Assist Fund engages in spread transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. A “collar” position combines a put option purchased by the Risk Assist Fund (the right of the Risk Assist Fund to sell a specific security within a specified period) with a call option that is written by the Risk Assist Fund (the right of the counterparty to buy the same security) in a single instrument, and the Risk Assist Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option. In each case, the premium received for writing an option offsets, in part, the premium paid to purchase the corresponding option; however, downside protection may be limited as compared to just owning a single option. There is no limit on the number or size of the options transactions in which the Risk Assist Fund may engage; however, the Risk Assist Fund will not use options for the purpose of increasing the Risk Assist Fund’s leverage with respect to any portfolio investment.

Additional Overlay: Risk Assist Strategy

Under the Risk Assist strategy, Horizon continually measures market conditions with a specific focus on characteristics that indicate abnormal or severe risk conditions, in order to apply a proprietary process that prompts a risk reduction of the portfolio. Horizon executes this strategy by investing up to 100% of the Risk Assist Fund’s portfolio in U.S. Treasuries or U.S. Treasury-focused securities, which may include, without limitation, Treasury bonds, Treasury notes, Treasury Inflated Protection Securities (collectively, “U.S. Treasury Securities”), U.S. Government money market funds, exchange traded options on U.S. Treasury Securities, repurchase agreements fully collateralized by U.S. Treasury Securities, or ETFs that invest in any of the foregoing.

Although Horizon may allocate 100% of the Risk Assist Fund’s assets to the Risk Assist strategy, it is not required to. Instead, Horizon employs the Risk Assist strategy in stages, and Horizon may allocate between 0% and 100% of the Risk Assist Fund’s assets to the Risk Assist strategy, depending on Horizon’s determination of current market risk.

The Risk Assist Fund will typically sell portfolio securities to adjust portfolio allocations as described above, to seek to secure gains or limit potential losses, or when Horizon otherwise believes it is in the best interest of the Risk Assist Fund.

The Risk Assist Fund’s algorithm also includes a process by which it systematically raises the loss tolerance limit in an effort to protect investment gains within the portfolio. The result of this process is referred to as a “ratchet”. To implement the ratchet, Horizon first determines the lowest portfolio value that the algorithm is calculated to accommodate during any 12-month period. As the Risk Assist’s portfolio value grows (typically when the portfolio has experienced 3-5% of appreciation, depending on market conditions), the Risk Assist algorithm will increase (i.e., “ratchet” up) the value of the loss tolerance limit in an attempt to protect those gains.

Principal Risks of the Risk Assist Fund

Many factors affect the Risk Assist Fund’s performance. The Risk Assist Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Risk Assist Fund invests. The Risk Assist Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Risk Assist Fund.

Emerging Markets Risk. In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Equity Securities Risk. Equity securities typically have greater price volatility than fixed income securities. The market price of equity securities owned by the Risk Assist Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

ETF Risk. You will indirectly pay fees and expenses charged by the ETFs in addition to the Risk Assist Fund’s direct fees and expenses. As a result, the cost of investing in the Risk Assist Fund will be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF is subject to specific risks, depending on the nature of the ETF and its underlying investments. These risks could include sector risk (increased risk from a focus on one or more sectors of the market), liquidity risk (risk that the Risk Assist Fund cannot dispose of its shares of the ETF promptly without a reduction in value) and risks associated with fixed income securities or foreign currencies.

Fixed Income Risk. The value of investments in fixed income securities, options on fixed income securities and securities in which the underlying investments are fixed income securities, are expected to fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the fixed income securities owned by the Risk Assist Fund or its underlying investments. Issuers of floating rate debt are exposed to higher interest payments in a rising rate environment. Issuers may default on interest and principal payments. Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

Fluctuation of Net Asset Value (“NAV”); Unit Premiums and Discounts. The NAV of the shares of the ETFs in which the Risk Assist Fund may invest will generally fluctuate with changes in the market value of the ETF’s securities holdings and supply and demand of the ETF’s shares on the exchanges on which the ETF’s shares are traded. The market prices of an ETF’s shares may deviate significantly from the NAV of the ETF’s shares during periods of market volatility or reduced liquidity. If the Risk Assist Fund purchases an ETF’s shares at a time when the market price is at a premium to the NAV of the ETF’s shares or sells at a time when the market price is at a discount to the NAV of the ETF’s shares, then the Risk Assist Fund may sustain losses that are in addition to any losses caused by a decrease in NAV.

Foreign Currency Risk. Foreign currency-linked investment risk includes market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies in which the Risk Assist Fund’s underlying investments are long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Securities Risk. Investing in securities issued by companies whose principal business activities are outside the United States, or investing in American Depositary Receipts (“ADRs”) or ETFs focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, and they are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of greater price volatility and possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets from foreign markets, political or financial instability, or diplomatic and other developments, which could affect such investments.

High Yield or Junk Bond Risk. Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).

Large Capitalization Company Risk. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

Management Risk. The ability of the Risk Assist Fund to meet its investment objective is directly related to the allocation of the Risk Assist Fund’s assets. Horizon may allocate the Risk Assist Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Risk Assist Fund’s value may be adversely affected.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Risk Assist Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Risk Assist Fund to potentially significant losses. If the Risk Assist Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Risk Assist Fund utilizes options spreads, collars or other combinations, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Risk Assist Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium. To the extent the Risk Assist Fund writes options on individual securities that it does not hold in its portfolio (i.e., “naked” options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Risk Assist Fund otherwise seeks to close out an option position. Naked call options, in particular, have speculative characteristics and the potential for unlimited loss.

Real Estate Risk. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. REIT performance depends on the types and locations of the rental properties it owns and on how well it manages those properties.

Risk Assist Strategy Risk. There can be no guarantee that the Risk Assist strategy, including the ratchet function, will be successful in preventing losses in the Risk Assist Fund’s portfolio. Because the Risk Assist strategy may be implemented in stages, the Risk Assist Fund may have market exposure during times when the Risk Assist strategy is being implemented. To the extent that the Risk Assist strategy is implemented, the Risk Assist Fund will likely not benefit from capital appreciation or income from the equity markets.

Smaller and Medium Issuer Risk. Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In addition, small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Turnover Risk. As a result of its trading strategies, the Risk Assist Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional expenses, which may lower the performance of the Risk Assist Fund, and may also result in the realization of short-term capital gains. The Risk Assist Fund must generally distribute realized capital gains to shareholders, increasing the Risk Assist Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains, which are taxed to shareholders at ordinary income tax rates.

Performance

The bar chart illustrates the risks of investing in Investor Class shares of the Risk Assist Fund by showing the Risk Assist Fund’s average returns for each calendar year since inception. The Average Annual Total Returns table shows how the Risk Assist Fund’s average annual returns compare with those of a broad measure of market performance, as well as additional indices that reflect the market sectors in which the Risk Assist Fund may invest. The Risk Assist Fund’s past performance, before and after taxes, is not necessarily an indication of how the Risk Assist Fund will perform in the future. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

The Risk Assist Fund is the successor to the investment performance of the Predecessor Risk Assist Fund as a result of the reorganization of the Predecessor Risk Assist Fund into the Risk Assist Fund on February 8, 2016. Accordingly, the performance information shown prior to February 8, 2016 is that of the Predecessor Risk Assist Fund. The Predecessor Risk Assist Fund was also advised by Horizon and had substantially the same investment objective, strategies and policies as the Risk Assist Fund.

Calendar Year Returns as of December 31

During the period shown in the bar chart, the best performance for a quarter was 6.03% (for the quarter ended March 31, 2017). The worst performance was -13.49% (for the quarter ended December 31, 2018).

Active Risk Assist Fund

Average Annual Total Returns

For the periods ended December 31, 2018	One Year	Since Inception of Class*
Investor Class
Return Before Taxes	-7.44%	1.81%
Return After Taxes on Distributions	-8.62%	1.02%
Return After Taxes on Distributions and Sale of Fund Shares	-4.15%	1.17%
Advisor Class
Return Before Taxes	-7.58%	3.93%
Institutional Class
Return Before Taxes	-7.36%	4.99%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	-4.38%	7.49%
S&P Global BMI ex-US Index (reflects no deduction for fees, expenses or taxes)	-14.60%	0.04%
Bloomberg Barclays Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.01%	1.80%

*	Investor Class shares commenced operations on August 28, 2014. Advisor Class shares commenced operations on September 4, 2015, and Institutional Class shares commenced operations on September 9, 2016. Index information is since inception of Investor Class shares.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Risk Assist Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. After-tax returns are shown for Investor Class shares only and after-tax returns for other classes will vary to the extent that each class has different expenses. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. The S&P Global BMI ex-US Index is a comprehensive, rules-based index that represents the composition of global stock markets. The Bloomberg Barclays Aggregate Bond Index is a market-capitalization-weighted index that covers the USD denominated, investment-grade (rated Baa3 or above by Moody’s), fixed-rate, and taxable areas of the bond market. Investors cannot invest directly in an index.

Returns would have been lower if Horizon had not waived and/or reimbursed certain expenses of the Risk Assist Fund during the periods shown.

Investment Adviser. Horizon Investments, LLC.

Portfolio Managers. Scott Ladner, Head of Investments of Horizon, Mike Dickson, Ph.D., Director of Structured Financial Solutions of Horizon, and Josh Rohauer, Portfolio Manager of Horizon, share responsibility for the day-to-day management of the Risk Assist Fund as Co-Portfolio Managers. Mr. Ladner has been a Co-Portfolio Manager of the Risk Assist Fund since its inception in September 2014, and Dr. Dickson and Mr. Rohauer have been Co-Portfolio Managers of the Risk Assist Fund since 2018.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the Risk Assist Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Risk Assist Fund’s Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Risk Assist Fund is $2,500 and the minimum subsequent investment is $250 for Advisor Class and Investor Class shares. The minimum initial investment in the Risk Assist Fund is $10 million for Institutional Class shares. There is no minimum subsequent investment for Institutional Class shares.

Tax Information. The Risk Assist Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Risk Assist Fund through a broker-dealer or other financial intermediary (such as a bank), the Risk Assist Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Risk Assist Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Horizon Active Income Fund

Investment Objective: The investment objective of the Horizon Active Income Fund (the “Income Fund”) is income.

Fees and Expenses of the Income Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Income Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees	0.77%	0.77%	0.77%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.22%	0.21%	0.22%
Shareholder Servicing Expenses	None	None	0.10%
Acquired Fund Fees and Expenses(1)	0.39%	0.39%	0.39%
Total Annual Fund Operating Expenses	1.63%	1.37%	1.48%
Fee Waiver and Expense Reimbursements/Recoupment(2)	0.01%	0.03%	0.08%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements/Recoupment(3)	1.64%	1.40%	1.56%

(1)	This number represents the combined total fees and operating expenses of the underlying funds owned by the Income Fund and is not a direct expense incurred by the Income Fund or deducted from Fund assets. Since this number does not represent a direct operating expense of the Income Fund, the operating expenses set forth in the Income Fund’s financial highlights do not include this figure.
(2)	The Income Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), has contractually agreed to waive its advisory fees and/or reimburse expenses of the Income Fund, at least until March 31, 2020, so that the Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); payments, if any, under a Rule 12b-1 Distribution Plan or Shareholder Servicing Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses (such as litigation)) do not exceed 0.99% of average daily net assets for each of the Advisor Class, Investor Class and Institutional Class shares; provided, however, that any fees waived and expenses reimbursed are subject to possible recoupment by Horizon, within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment.
(3)	Note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio to average net assets included in the Income Fund’s financial highlights section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses, but includes the expense reductions generated when the Income Fund loaned its portfolio securities.

Example. This Example is intended to help you compare the cost of investing in the Income Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Income Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$167	$515	$887	$1,934
Institutional Class	$143	$437	$753	$1,649
Investor Class	$159	$476	$816	$1,775

Portfolio Turnover. The Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Income Fund’s performance. During the fiscal period ended November 30, 2018, the Income Fund’s portfolio turnover rate was 155% of the average value of the portfolio.

Principal Investment Strategies of the Income Fund

The Income Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), seeks to achieve the Income Fund’s investment objective by allocating assets across various sectors of the global securities markets. Horizon executes this strategy by investing in “income-producing securities”, which Horizon defines as including any of the following: equity securities that are expected to pay a dividend; fixed-income securities; cash equivalents; sovereign debt (including U.S. treasuries); fixed and floating rate securities of publicly traded companies; convertible bonds; preferred stock; master limited partnerships (“MLPs”); mortgage-backed securities (“MBS”); and real estate investment trusts (“REITs”).

Horizon selects asset classes using a flexible approach that allocates the Income Fund’s portfolio between asset classes that Horizon believes offer the opportunity for the highest projected return for a given amount of risk. This flexible approach to investing typically seeks to maximize returns by adjusting portfolio asset-allocations among various asset classes based upon near-term forecasts. Horizon assesses projected return and expected risk using a multi-disciplined approach consisting of economic, quantitative and fundamental analysis. Horizon expects to engage in frequent buying and selling of securities to achieve the Income Fund’s investment objective.

Horizon typically executes the Income Fund’s strategy by investing in exchange-traded funds (“ETFs”), but it is not required to do so. Potential ETFs are reviewed for sufficient trading liquidity and fit within overall portfolio diversification needs prior to investment. Horizon may also invest in non-ETF securities, such as individual securities or baskets of securities, when it believes such investments may offer higher return and/or lower risk than an ETF or when Horizon believes such investments will provide strategic exposure to a specific sector or market segment.

The Income Fund will invest primarily in U.S. Dollar denominated securities, but may also invest a portion of its assets in non-U.S. Dollar denominated securities. Horizon selects portfolio investments without restriction as to the issuer country, capitalization, currency, maturity or credit quality. In addition, the Income Fund may buy or write options on puts or calls for investment purposes, to hedge other investments or to generate option premiums for the Income Fund, and may implement such investments through option combinations such as spreads, straddles, strangles and collars.

The Income Fund’s option strategies may involve options combinations, such as spreads or collars. In “spread” transactions, the Income Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. When the Income Fund engages in spread transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. A “collar” position combines a put option purchased by the Income Fund (the right of the Income Fund to sell a specific security within a specified period) with a call option that is written by the Income Fund (the right of the counterparty to buy the same security) in a single instrument, and the Income Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option. In each case, the premium received for writing an option offsets, in part, the premium paid to purchase the corresponding option; however, downside protection may be limited as compared to just owning a single option. There is no limit on the number or size of the options transactions in which the Income Fund may engage; however, the Income Fund will not use options for the purpose of increasing the Income Fund’s leverage with respect to any portfolio investment.

The Income Fund will typically sell portfolio securities to adjust portfolio allocations as described above, to seek to secure gains or limit potential losses, or when Horizon otherwise believes it is in the best interest of the Income Fund.

Principal Risks of the Income Fund.

Many factors affect the Income Fund’s performance. The Income Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Income Fund invests. The Income Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Income Fund.

Credit Risk. Issuers of fixed-income securities may default on their obligations to make interest and principal payments. Generally, securities with lower debt ratings carry a greater risk that the issuer will default on its payment obligations. Fixed-income securities rated in the fourth classification by Moody’s (Baa) and S&P (BBB) or lower (sometimes referred to as “junk bonds”) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities. These securities can also be thinly traded or have restrictions on resale, which can make them difficult to sell or adversely affect their market value.

Emerging Markets Risk. In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Equity Securities Risk. Equity securities typically have greater price volatility than fixed income securities. The market price of equity securities owned by the Income Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

ETF Risk. You will indirectly pay fees and expenses charged by the ETFs in addition to the Income Fund’s direct fees and expenses. As a result, the cost of investing in the Income Fund will be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF is subject to specific risks, depending on the nature of the ETF and its underlying investments. These risks could include sector risk (increased risk from a focus on one or more sectors of the market), liquidity risk (risk that the Income Fund cannot dispose of its shares of the ETF promptly without a reduction in value) and risks associated with fixed income securities or foreign currencies.

Fixed Income Risk. The value of investments in fixed income securities, options on fixed income securities and securities in which the underlying investments are fixed income securities, are expected to fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the fixed income securities owned by the Income Fund or its underlying investments. Issuers of floating rate debt are exposed to higher interest payments in a rising rate environment. Issuers may default on interest and principal payments. Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

Fluctuation of Net Asset Value (“NAV”); Unit Premiums and Discounts. The NAV of the shares of the ETFs in which the Income Fund may invest will generally fluctuate with changes in the market value of the ETF’s securities holdings and supply and demand of the ETF’s shares on the exchanges on which the ETF’s shares are traded. The market prices of an ETF’s shares may deviate significantly from the NAV of the ETF’s shares during periods of market volatility or reduced liquidity. If the Income Fund purchases an ETF’s shares at a time when the market price is at a premium to the NAV of the ETF’s shares or sells at a time when the market price is at a discount to the NAV of the ETF’s shares, then the Income Fund may sustain losses that are in addition to any losses caused by a decrease in NAV.

Foreign Currency Risk. Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Income Fund’s underlying investments are long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Securities Risk. Investing in securities issued by companies whose principal business activities are outside the United States, or investing in American Depositary Receipts (“ADRs”) or ETFs focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, and they are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of greater price volatility and possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets from foreign markets, political or financial instability, or diplomatic and other developments, which could affect such investments.

High Yield or Junk Bond Risk. Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).

Interest Rate Risk. When the Income Fund invests in bonds (either directly or through underlying investments), the value of your investment in the Income Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Income Fund or its underlying investments. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

Large Capitalization Company Risk. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

Management Risk. The ability of the Income Fund to meet its investment objective is directly related to the allocation of the Income Fund’s assets. Horizon may allocate the Income Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Income Fund’s value may be adversely affected.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Income Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

MBS Risk. MBS are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity, reducing overall returns.

MLP Risk. Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income.

Non-U.S. Government Debt Risk. An investment in debt obligations of non-U.S. governments and their political subdivisions (“sovereign debt”) involves special risks that are not present in corporate debt obligations, including increased volatility and possible foreign government interference. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Income Fund to potentially significant losses. If the Income Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Income Fund utilizes options spreads, collars or other combinations, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Income Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium. To the extent the Income Fund writes options on individual securities that it does not hold in its portfolio (i.e., “naked” options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Income Fund otherwise seeks to close out an option position. Naked call options, in particular, have speculative characteristics and the potential for unlimited loss.

Real Estate Risk. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. REIT performance depends on the types and locations of the rental properties it owns and on how well it manages those properties.

Turnover Risk. As a result of its trading strategies, the Income Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional expenses, which may lower the performance of the Income Fund, and may also result in the realization of short-term capital gains. The Income Fund must generally distribute realized capital gains to shareholders, increasing the Income Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains, which are taxed to shareholders at ordinary income tax rates.

Performance

The bar chart illustrates the risks of investing in Investor Class shares of the Income Fund by showing the Income Fund’s average returns for each calendar year since inception. The Average Annual Total Returns table shows how the Income Fund’s average annual returns compare with those of a broad measure of market performance. The Income Fund’s past performance, before and after taxes, is not necessarily an indication of how the Income Fund will perform in the future. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

The Income Fund is the successor to the investment performance of the Predecessor Income Fund as a result of the reorganization of the Predecessor Income Fund into the Income Fund on February 8, 2016. Accordingly, the performance information shown prior to February 8, 2016 is that of the Predecessor Income Fund. The Predecessor Income Fund was also advised by Horizon and had substantially the same investment objective, strategies and policies as the Income Fund.

Calendar Year Returns as of December 31

During the period shown in the bar chart, the best performance for a quarter was 1.87% (for the quarter ended June 30, 2014). The worst performance was -4.27% (for the quarter ended December 31, 2016).

Active Income Fund

Average Annual Total Returns

For the periods ended December 31, 2018	One Year	Five Year	Since Inception of Class*
Investor Class
Return Before Taxes	-4.78%	-0.05%	-0.17%
Return After Taxes on Distributions	-6.04%	-0.84%	-0.95%
Return After Taxes on Distributions and Sale of Fund Shares	-2.77%	-0.33%	-0.42%
Advisor Class
Return Before Taxes	-4.78%	N/A	-0.71%
Institutional Class
Return Before Taxes	-4.59%	N/A	-1.88%
Bloomberg Barclays Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.01%	2.52%	2.37%

*	Investor Class shares commenced operations on September 30, 2013. Advisor Class shares commenced operations on February 8, 2016, and Institutional Class shares commenced operations on September 9, 2016. Index information is since inception of Investor Class shares.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Income Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The Bloomberg Barclays Aggregate Bond Index is a market-capitalization-weighted index that covers the USD denominated, investment-grade (rated Baa3 or above by Moody’s), fixed-rate, and taxable areas of the bond market. Investors cannot directly invest in an index.

Returns would have been lower if Horizon had not waived and/or reimbursed certain expenses of the Income Fund during the periods shown.

Investment Adviser. Horizon Investments, LLC.

Portfolio Managers. Ronald Saba, CFA, Senior Managing Director of Investment Management of Horizon, Scott Ladner, Head of Investments of Horizon, and Kevin Blocker, CAIA, Senior Quantitative Strategist of Horizon, share responsibility for the day-to-day management of the Income Fund as Co-Portfolio Managers. Mr. Saba and Mr. Ladner have each been a Co-Portfolio Manager of the Income Fund since its inception in 2013, and Mr. Blocker has been a Co-Portfolio Manager of the Income Fund since 2018.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the Income Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the sections titled “How to Purchase Shares” and “How to Redeem Shares” of the Income Fund’s Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Income Fund is $2,500 and the minimum subsequent investment is $250 for Advisor Class and Investor Class shares. The minimum initial investment in the Income Fund is $10 million for Institutional Class shares. There is no minimum subsequent investment for Institutional Class shares.

Tax Information. The Income Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Income Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Horizon Active Dividend Fund

Investment Objective. The investment objective of the Horizon Active Dividend Fund (the “Active Dividend Fund”) is capital appreciation and current income.

Fees and Expenses of the Active Dividend Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Active Dividend Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.10%
Other Expenses(1)	0.48%	0.47%	0.47%
Shareholder Servicing Fee	None	None	None
Acquired Fund Fees and Expenses(1)(2)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.50%	1.24%	1.34%
Fee Waiver and Expense Reimbursement/Recoupment(3)	-0.19%	-0.23%	-0.19%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements/Recoupment(4)	1.31%	1.01%	1.15%

(1)	“Other Expenses” and “Acquired Fund Fees and Expenses” are estimated for the current fiscal year for the Institutional Class.
(2)	This number represents the combined total fees and operating expenses of the underlying funds owned by the Active Dividend Fund and is not a direct expense incurred by the Active Dividend Fund or deducted from Fund assets. Since this number does not represent a direct operating expense of the Active Dividend Fund, the operating expenses set forth in the Active Dividend Fund’s financial highlights do not include this figure.
(3)	The Active Dividend Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), has contractually agreed to waive its advisory fees and/or reimburse expenses of the Active Dividend Fund, at least until March 31, 2020, so that the Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); payments, if any, under a Rule 12b-1 Distribution Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses (such as litigation)) do not exceed 0.99% of average daily net assets for each of the Advisor Class, Investor Class and Institutional Class shares; provided, however, that any fees waived and expenses reimbursed are subject to possible recoupment by Horizon, within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment.
(4)	Note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio to average net assets included in the Active Dividend Fund’s financial highlights section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses, but includes the expense reductions generated when the Active Dividend Fund loaned its portfolio securities.

Example. This Example is intended to help you compare the cost of investing in the Active Dividend Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Active Dividend Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Active Dividend Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$133	$455	$800	$1,774
Institutional Class	$103	$371	$659	$1,480
Investor Class	$117	$406	$716	$1,596

Portfolio Turnover. The Active Dividend Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Active Dividend Fund’s performance. During the fiscal period ended November 30, 2018, the Income Fund’s portfolio turnover rate was 320% of the average value of the portfolio.

Principal Investment Strategies of the Active Dividend Fund

The Active Dividend Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), seeks to achieve the Active Dividend Fund’s investment objective by investing primarily in the equity securities of U.S. and foreign dividend paying companies. Equity securities include common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”) and real estate investment trusts (“REITs”).

The Active Dividend Fund employs a fundamental bottom-up process to identify companies that the Manager believes have one or more of the following characteristics:

•	Dividend-paying
•	Favorable long-term fundamental characteristics
•	Priced below what Horizon believes to be the Company’s intrinsic value
•	Projected ability to grow intrinsic value per share over the long-term

The intrinsic value of a security is the value that Horizon believes an informed buyer would pay for the security. Horizon’s calculation of a company’s intrinsic value may consider the company's growth prospects, historic and projected return on capital, tangible and intangible asset values or projections of the company's future cash flows and may also compare the current market valuation of the company to its own historical valuation or to the current market valuation of other similar companies.

The Active Dividend Fund may invest in companies of any size capitalization, although it expects to generally invest in large capitalization companies. The Fund considers a large market capitalization company to be a company with a market capitalization greater than $10 billion at the time of purchase. In addition, the Active Dividend Fund may buy or write options on puts or calls for investment purposes, to hedge other investments or to generate option premiums for the Active Dividend Fund, and may implement such investments through option combinations such as spreads, straddles, strangles and collars.

Under normal circumstances, the Active Dividend Fund will invest not less than 80% of the value of its net assets in “dividend paying securities”, which the Adviser defines as equity securities (i) that have paid a dividend in the prior 12 calendar months or (ii) that the Adviser believes are reasonably likely to pay a dividend in the 12 calendar months following the Active Dividend Fund's acquisition of the security.

The Active Dividend Fund’s option strategies may involve options combinations, such as spreads or collars. In “spread” transactions, the Active Dividend Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. When the Active Dividend Fund engages in spread transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. A “collar” position combines a put option purchased by the Active Dividend Fund (the right of the Active Dividend Fund to sell a specific security within a specified period) with a call option that is written by the Active Dividend Fund (the right of the counterparty to buy the same security) in a single instrument, and the Active Dividend Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option. In each case, the premium received for writing an option offsets, in part, the premium paid to purchase the corresponding option; however, downside protection may be limited as compared to just owning a single option. There is no limit on the number or size of the options transactions in which the Active Dividend Fund may engage; however, the Active Dividend Fund will not use options for the purpose of increasing the Active Dividend Fund’s leverage with respect to any portfolio investment.

The Active Dividend Fund will typically sell portfolio securities to seek to secure gains or limit potential losses, when Horizon believes that other more favorable opportunities exist or when Horizon otherwise believes it is in the best interest of the Active Dividend Fund.

Principal Risks of the Active Dividend Fund

Many factors affect the Active Dividend Fund’s performance. The Active Dividend Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Active Dividend Fund invests. The Active Dividend Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Active Dividend Fund.

Dividend Yield Risk. While the Active Dividend Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends in the future, thus reducing income to the Active Dividend Fund. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or of markets generally.

Equity Securities Risk. Equity securities typically have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

Foreign Currency Risk. Foreign currency-linked investment risk includes market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies in which the Active Dividend Fund’s underlying investments are long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Securities Risk. Investing in securities issued by companies whose principal business activities are outside the United States, or investing in ADRs or ETFs focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, and they are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of greater price volatility and possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets from foreign markets, political or financial instability, or diplomatic and other developments, which could affect such investments.

Large Capitalization Company Risk. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

Management Risk. The ability of the Active Dividend Fund to meet its investment objective is directly related to the allocation of the Active Dividend Fund’s assets. Horizon may allocate the Active Dividend Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Active Dividend Fund’s value may be adversely affected.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Active Dividend Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

New Fund Risk. The Active Dividend Fund is recently formed and has a limited operating history. There can be no assurance that the Active Dividend Fund will grow to or maintain an economically viable size.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Active Dividend Fund to potentially significant losses. If the Active Dividend Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Active Dividend Fund utilizes options spreads, collars or other combinations, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Active Dividend Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium. To the extent the Active Dividend Fund writes options on individual securities that it does not hold in its portfolio (i.e., “naked” options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Active Dividend Fund otherwise seeks to close out an option position. Naked call options, in particular, have speculative characteristics and the potential for unlimited loss.

Real Estate Risk. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. REIT performance depends on the types and locations of the rental properties it owns and on how well it manages those properties.

Smaller and Medium Capitalization Company Risk. Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In addition, small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Value Risk. The Active Dividend Fund follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Active Dividend Fund may underperform other funds that use different investing styles.

Performance

The bar chart illustrates the risks of investing in Investor Class shares of the Active Dividend Fund by showing the Active Dividend Fund’s average returns for each calendar year since inception. The Average Annual Total Returns table shows how the Active Dividend Fund’s average annual returns compare with those of a broad measure of market performance. The Active Dividend Fund’s past performance, before and after taxes, is not necessarily an indication of how the Active Dividend Fund will perform in the future. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

Calendar Year Return as of December 31

During the period shown in the bar chart, the best performance for a quarter was 8.25% (for the quarter ended December 31, 2017). The worst performance was -12.33% (for the quarter ended December 31, 2018).

Active Dividend Fund

Average Annual Total Returns

For the periods ended December 31, 2018	One Year	Since Inception of Class*
Investor Class
Return Before Taxes	-8.39%	6.57%
Return After Taxes on Distributions	-10.20%	4.98%
Return After Taxes on Distributions and Sale of Fund Shares	-4.69%	4.51%
Advisor Class
Return Before Taxes	-8.52%	2.46%
S&P Global 100 Index (reflects no deduction for fees, expenses or taxes)	-6.21%	7.52%

*	Investor Class shares commenced operations on December 28, 2016. Advisor Class shares commenced operations on June 20, 2017. Institutional Class shares had not commenced operations prior to the date of this Prospectus. Index information is since inception of Investor Class shares.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Income Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The S&P Global 100 Index measures the performance of multi-national, blue chip companies of major importance in the global equity markets. Investors cannot directly invest in an index.

Returns would have been lower if Horizon had not waived and/or reimbursed certain expenses of the Active Dividend Fund during the periods shown.

Investment Adviser. Horizon Investments, LLC.

Portfolio Manager. Ronald Saba, CFA, Senior Managing Director of Investment Management of Horizon, and Mike Dickson, Ph.D., Director of Structured Financial Solutions of Horizon, share responsible for the day-to-day management of the Active Dividend Fund as Co-Portfolio Managers. Mr. Saba has been a Portfolio Manager of the Active Dividend Fund since its inception in 2016, and Dr. Dickson has been a Co-Portfolio Manager of the Active Dividend Fund since 2018.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the Active Dividend Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment for Advisor Class shares is $2,500 and the minimum subsequent investment is $250. The minimum initial investment for Investor Class shares is $2,500 and the minimum subsequent investment is $250. The minimum initial investment for Institutional Class shares is $10 million. There is no minimum subsequent investment for Institutional Class shares. As of the date of this Prospectus, Institutional Class shares of the Active Dividend Fund are not being offered for sale.

Tax Information. The Active Dividend Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Active Dividend Fund through a broker-dealer or other financial intermediary (such as a bank), the Active Dividend Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Active Dividend Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Horizon Defined Risk Fund

Investment Objective: The investment objective of the Horizon Defined Risk Fund (the “Defined Risk Fund”) is capital appreciation and capital preservation.

Fees and Expenses of the Defined Risk Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Defined Risk Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.10%
Other Expenses(1)	1.05%	1.38%	1.38%
Shareholder Servicing Fee	None	None	None
Total Annual Fund Operating Expenses	2.10%	2.18%	2.28%
Fee Waiver and Expense Reimbursements/Recoupment(2)	-0.91%	-1.24%	-1.24%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements/Recoupment(3)	1.19%	0.94%	1.04%

(1)	“Other Expenses” is estimated for the current fiscal year for the Institutional Class.
(2)	The Defined Risk Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), has contractually agreed to waive its advisory fees and/or reimburse expenses of the Defined Risk Fund, at least until March 31, 2020, so that the Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); payments, if any, under a Rule 12b-1 Distribution Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses (such as litigation)) do not exceed 0.94% of average daily net assets for each of the Advisor Class, Investor Class and Institutional Class shares; provided, however, that any fees waived and expenses reimbursed are subject to possible recoupment by Horizon, within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment.
(3)	Note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio to average net assets included in the Defined Risk Fund’s financial highlights section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses, but includes the expense reductions generated when the Defined Risk Fund loaned its portfolio securities.

Example: This Example is intended to help you compare the cost of investing in the Defined Risk Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Defined Risk Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Defined Risk Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 years
Advisor Class	$121	$570	$1,045	$2,359
Institutional Class	$96	$562	$1,056	$2,416
Investor Class	$106	$593	$1,107	$2,519

Portfolio Turnover. The Defined Risk Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Defined Risk Fund’s performance. During the fiscal period ended November 30, 2018, the Income Fund’s portfolio turnover rate was 89% of the average value of the portfolio.

Principal Investment Strategies of the Defined Risk Fund

The Defined Risk Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), seeks to achieve the Defined Risk Fund’s investment objective by investing in a broadly diversified portfolio of equity securities (the “Equity Portfolio”), while seeking to generate income, hedge volatility and reduce the downside risk of the Equity Portfolio by buying and selling put and call options (the “Options Portfolio”). Horizon expects that the combination of the returns from the Equity Portfolio and the potential cash flow, reduced volatility and downside protection from the Options Portfolio will provide the Defined Risk Fund with the potential to capture a majority of the returns associated with the general equity markets with reduced risk and volatility.

Equity Portfolio

Securities in the Equity Portfolio may include common and preferred stock, exchange-traded funds (“ETFs”), convertible debt securities, American Depositary Receipts (“ADRs”), and securities issued by real estate investment trusts (“REITs”).

Horizon selects equity securities for the Defined Risk Fund’s Equity Portfolio by assessing each security’s projected return and expected risk using a multi-disciplined approach consisting of economic, quantitative and fundamental analysis.

The Equity Portfolio typically focuses on investing in individual stocks. However, the Equity Portfolio may also invest in ETFs or baskets of securities, preferred stock, convertible debt securities, ADRs and REITs when Horizon believes such investments may offer higher return and/or lower risk than individual securities or when Horizon believes such investments will provide strategic exposure to a desired sector or market segment. Potential ETFs are reviewed for sufficient trading liquidity and fit within the overall diversification needs of the Equity Portfolio prior to investment. Horizon selects securities for the Equity Portfolio without restriction as to an issuer’s country or capitalization.

The Defined Risk Fund will typically sell equity securities to achieve a desired diversification, to secure gains or limit potential losses or when Horizon otherwise believes it is in the best interest of the Defined Risk Fund. Horizon expects to engage in frequent buying and selling of securities to achieve the Defined Risk Fund’s investment objective.

Options Portfolio

The Options Portfolio will generally consist of options “collars”, which are options combinations comprised of a written call option or call spread and a purchased put option or put spread on the same underlying security. To implement an options collar, the Defined Risk Fund will write a call option or call spread on the underlying security with a strike price above the price of the underlying security and purchase a corresponding put option or put spread on the same underlying security with a strike price below the price of that security. A call or put “spread” is an option combination whereby the Defined Risk Fund buys an option for investment purposes and writes another option on the same underlying security with the same expiration date, but a different strike price (e.g., a higher strike price in the case of a call and a lower strike price in the case of a put), as a way to offset some of the cost of purchasing the first option.

When the Defined Risk Fund writes (sells) a call or put option, it receives a premium from the purchaser, which may be used to offset the price of purchasing other options. In addition to the cash flow generated by the selling options, the Defined Risk Fund will write call options to seek to reduce the volatility of the Equity Portfolio, especially in down or sideways markets. Writing call options will, however, reduce the Defined Risk Fund’s ability to profit from increases in the value of the Equity Portfolio because the Defined Risk Fund will begin to accrue liabilities to the purchaser of the call option once the price of the underlying security rises above the option’s strike price. The Defined Risk Fund will buy corresponding put options in an attempt to protect the Defined Risk Fund from significant market declines in the Equity Portfolio that may occur over short periods of time. The Defined Risk Fund will primarily use exchange-traded options on indexes, ETFs and other individual equity securities, but may also use over-the-counter options when Horizon deems it advisable to do so.

The Defined Risk Fund will typically increase its use of options collars when the Adviser’s research indicates that markets are likely to experience volatility, and there is no maximum or minimum amount of assets that the Defined Fund may use to invest in options collars.

Horizon uses quantitative techniques to screen the available option universe for options collars that Horizon believes offer the best risk/return characteristics for the Equity Portfolio, taking into account, among other things, the following characteristics:

•	liquidity of underlying instruments
•	basis risk/tracking error between portfolio & options positions
•	volatility forecasts
•	option relative valuation
•	time to maturity & strike prices

The Defined Risk Fund typically expects to allow the options in the Options Portfolio to expire, but may seek to close out options positions ahead of expiration when Horizon believes it is advantageous to do so.

There is no limit on the number or size of the options transactions in which the Fund may engage; however, the Fund will not use options for the purpose of increasing the Fund’s leverage with respect to any portfolio investment.

Principal Risks of the Defined Risk Fund

Many factors affect the Defined Risk Fund’s performance. The Defined Risk Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Defined Risk Fund invests. The Defined Risk Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Defined Risk Fund.

Equity Securities Risk. Equity securities typically have greater price volatility than fixed income securities. The market price of equity securities owned by the Defined Risk Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

ETF Risk. You will indirectly pay fees and expenses charged by the ETFs in addition to the Defined Risk Fund’s direct fees and expenses. As a result, the cost of investing in the Defined Risk Fund will be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF is subject to specific risks, depending on the nature of the ETF and its underlying investments. These risks could include sector risk (increased risk from a focus on one or more sectors of the market), liquidity risk (risk that the Defined Risk Fund cannot dispose of its shares of the ETF promptly without a reduction in value) and risks associated with fixed income securities or foreign currencies.

Fluctuation of Net Asset Value (“NAV”); Unit Premiums and Discounts. The NAV of the shares of the ETFs in which the Defined Risk Fund may invest will generally fluctuate with changes in the market value of the ETF’s securities holdings and supply and demand of the ETF’s shares on the exchanges on which the ETF’s shares are traded. The market prices of an ETF’s shares may deviate significantly from the NAV of the ETF’s shares during periods of market volatility or reduced liquidity. If the Defined Risk Fund purchases an ETF’s shares at a time when the market price is at a premium to the NAV of the ETF’s shares or sells at a time when the market price is at a discount to the NAV of the ETF’s shares, then the Defined Risk Fund may sustain losses that are in addition to any losses caused by a decrease in NAV.

Foreign Currency Risk. Foreign currency-linked investment risk includes market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies in which the Defined Risk Fund’s underlying investments are long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Securities Risk. Investing in securities issued by companies whose principal business activities are outside the United States, or investing in ADRs or ETFs focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, and they are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of greater price volatility and possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets from foreign markets, political or financial instability, or diplomatic and other developments, which could affect such investments.

Large Capitalization Company Risk. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

Management Risk. The ability of the Defined Risk Fund to meet its investment objective is directly related to the allocation of the Defined Risk Fund’s assets. Horizon may allocate the Defined Risk Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Defined Risk Fund’s value may be adversely affected.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Defined Risk Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Defined Risk Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Defined Risk Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

New Fund Risk. The Defined Risk Fund is new with a limited operating history and there can be no assurance that the Defined Risk Fund will grow to or maintain an economically viable size.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Fund to potentially significant losses. If the Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Fund utilizes options spreads, collars or other combinations, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium. To the extent a Fund writes options on individual securities that it does not hold in its portfolio (i.e., “naked” options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position. Naked call options, in particular, have speculative characteristics and the potential for unlimited loss.

Real Estate Risk. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. REIT performance depends on the types and locations of the rental properties the REIT owns, how well the REIT manages those properties, competition faced by the REIT’s properties, market conditions and other factors.

Smaller and Medium Capitalization Company Risk. Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In addition, small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Turnover Risk. As a result of its trading strategies, the Defined Risk Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional expenses, which may lower the performance of the Defined Risk Fund, and may also result in the realization of short-term capital gains. The Defined Risk Fund must generally distribute realized capital gains to shareholders, increasing the Defined Risk Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains, which are taxed to shareholders at ordinary income tax rates.

Performance

The bar chart illustrates the risks of investing in Investor Class shares of the Defined Risk Fund by showing the Defined Risk Fund’s average returns for each calendar year since inception. The Average Annual Total Returns table shows how the Defined Risk Fund’s average annual returns compare with those of a broad measure of market performance. The Defined Risk Fund’s performance, before and after taxes, is not necessarily an indication of how the Defined Risk Fund will perform in the future. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

Calendar Year Return as of December 31

During the period shown in the bar chart, the best performance for a quarter was 4.69% (for the quarter ended September 30, 2018). The worst performance was -7.00% (for the quarter ended December 31, 2018).

Defined Risk Fund

Average Annual Total Returns

For the periods ended December 31, 2018	One Year	Since Inception of Class*
Investor Class
Return Before Taxes	-2.75%	-2.87%
Return After Taxes on Distributions	-2.89%	-3.00%
Return After Taxes on Distributions and Sale of Fund Shares	-1.54%	-2.19%
Advisor Class
Return Before Taxes	N/A	-4.06%
S&P 500 Total Index (reflects no deduction for fees, expenses or taxes)	-4.38%	-4.84%
Bloomberg Barclays U.S. Treasury 1-3 Years Index (reflects no deduction for fees, expenses or taxes)	1.56%	1.60%

*	Investor Class shares commenced operations on December 28, 2017. Advisor Class shares commenced operations on February 2, 2018. Institutional Class shares had not commenced operations prior to the date of this Prospectus. Index information is since inception of Investor Class shares.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Income Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index.

The Bloomberg Barclays U.S. Treasury 1-3 Years Index measures the performance of the U.S. government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years. Investors cannot invest directly in an index.

Returns would have been lower if Horizon had not waived and/or reimbursed certain expenses of the Defined Risk Fund during the periods shown.

Investment Adviser. Horizon Investments, LLC.

Portfolio Manager. Scott Ladner, Head of Investments of Horizon, Mike Dickson, Ph.D., Director of Structured Financial Solutions of Horizon, and Josh Rohauer, Portfolio Manager of Horizon, share responsibility for the day-to-day management of the Defined Risk Fund as Co-Portfolio Managers. Mr. Ladner has been a Portfolio Manager of the Defined Risk Fund since its inception in 2016, and Dr. Dickson and Mr. Rohauer have been Co-Portfolio Managers of the Defined Risk Fund since 2018.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the Defined Risk Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment for Advisor Class shares is $2,500 and the minimum subsequent investment is $250. The minimum initial investment for Investor Class shares is $2,500 and the minimum subsequent investment is $250. The minimum initial investment for Institutional Class shares is $10 million. There is no minimum subsequent investment for Institutional Class shares. As of the date of this prospectus, Institutional Class shares of the Defined Risk Fund are not being offered for sale.

Tax Information. The Defined Risk Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Defined Risk Fund through a broker-dealer or other financial intermediary (such as a bank), the Defined Risk Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Defined Risk Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES

Investment Objective: Each of the Allocation Fund, the Risk Assist Fund, the Income Fund, Active Dividend Fund and the Defined Risk Fund (each, a “Fund”) may change its investment objective without shareholder approval upon not less than 60 days’ written notice to shareholders. Additionally, the Active Dividend Fund’s 80% investment limitation is non-fundamental and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Additional Information Regarding the Global Asset Allocation Strategies of the Allocation Fund, Risk Assist Fund and Income Fund:

Fund-of-Funds

Horizon executes each such Fund’s investment strategy by investing primarily in ETFs, which is commonly referred to as a “fund-of-funds” investment style. ETFs are registered investment companies that may be index-based or actively managed. An index-based ETF typically seeks to track the performance of a particular market index. These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions or industries. An actively managed ETF seeks to achieve its investment objective through active management in accordance with an investment strategy, similar to other non-index-based investment companies. An ETF is traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price. The trading price of an ETF fluctuates in accordance with changes in market supply and demand. Each Fund will typically allocate its assets among a group of ETFs in different percentages.

Selection of ETFs

Horizon selects specific ETFs for investment, in part, on their investment goals and strategies, their investment adviser and portfolio manager, and on the analysis of their past performance (absolute, relative and risk-adjusted). Horizon also considers other factors in the selection of ETFs, such as fund size, liquidity, expense ratio, reputation of sponsor, reputation and tenure of portfolio manager, general composition of its investment portfolio and current and expected portfolio holdings. Some ETFs in which a Fund may invest may not share the same investment goal or investment limitations as the Fund. Normally, a Fund will invest its assets in ETFs from several different fund families, managed by a variety of investment advisers, and having a variety of different investment goals and strategies. However, each of the Allocation Fund, the Risk Assist Fund and the Income Fund may invest up to 40% of its total assets in one ETF.

Allocation of Fund Assets Among Market Segments

Horizon’s investment philosophy is that markets are dynamic. Changing market conditions provide opportunities for experienced and disciplined managers to create value for their clients. The investment process relies on Horizon’s economic, quantitative and fundamental analysis to identify actionable investment ideas. Horizon’s process may focus on forecasts of relative economic growth rates across countries and regions, industry or sector-specific growth rates, foreign currency exchange rates as well as company versus peer group metrics, such as price-to-earnings ratio. Horizon believes that its portfolio construction is based on the latest optimization and risk mitigation tools available and is focused on balancing the tradeoff between expected risk and return. Risk is controlled through position, portfolio and market level metrics. Each Fund’s portfolio is periodically tested through both historical as well as simulated market environments to evaluate potential periods of volatility and downside risk. When allocating assets, Horizon selects ETFs without restriction as to the issuer country, capitalization, currency, maturity or credit quality of the securities held by the ETF.

PRINCIPAL INVESTMENT RISKS

An investment in a Fund is subject to one or more of the principal risks identified in the following table and in the description of each Fund’s principal risks, above. The principal risks identified below are discussed in more detail in the disclosure that immediately follows the table.

	Active Asset Allocation Fund	Active Risk Assist® Fund	Active Income Fund	Active Dividend Fund	Defined Risk Fund
Credit Risk			✓
Dividend Yield Risk				✓
Emerging Markets Risk	✓	✓	✓
Equity Securities Risk	✓	✓	✓	✓	✓
ETF Risk	✓	✓	✓		✓
Fixed Income Risk	✓	✓	✓
Fluctuation of NAV; Unit Premiums and Discounts	✓	✓	✓		✓
Foreign Currency Risk	✓	✓	✓	✓	✓
Foreign Securities Risk	✓	✓	✓	✓	✓
Interest Rate Risk			✓
Large Capitalization Company Risk	✓	✓	✓	✓	✓
Management Risk	✓	✓	✓	✓	✓
Market Risk	✓	✓	✓	✓	✓
Mortgage Backed Securities Risk			✓
Master Limited Partnership Risk			✓
New Fund Risk				✓	✓
Non-U.S. Government Debt Risk			✓
Options Risk	✓	✓	✓	✓	✓
Real Estate Risk	✓	✓	✓	✓	✓
Smaller and Medium Capitalization Company Risk	✓	✓		✓	✓
Turnover Risk	✓	✓	✓		✓
Value Style Risk				✓

Credit Risk. Issuers of fixed-income securities may default on their obligations to make interest and principal payments. Generally, securities with lower debt ratings carry a greater risk that the issuer will default on its payment obligations. Fixed-income securities rated below the fourth classification by Moody’s (Baa) and S&P (BBB) (sometimes referred to as “junk bonds”) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities. These securities can also be thinly traded or have restrictions on resale, which can make them difficult to sell or adversely affect their market value.

Dividend Yield Risk. While a Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends in the future, thus reducing income to the Fund. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or of markets generally.

Emerging Markets Risk. In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which offer fewer protections to securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Equity Market Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

Common Stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including, competition; expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If an investor held common stock of an issuer, the investor would generally be exposed to greater risk than if the investor held preferred stocks and debt obligations of the issuer because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors of such issuers.

Convertible Preferred Stocks. Preferred stock (see below) may also be convertible. Convertible preferred stock may be converted at a stated price within a specified period of time into a certain quantity of common stock of the same or a different issuer. Convertible preferred stock is senior to common stocks in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. However, convertible preferred stock provides a fixed-income stream (generally higher in yield than the income derived from common stock but lower than that afforded by a similar non-convertible security) and gives the investor the opportunity, through the conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock. The market value of convertible preferred stock performs like that of a regular debt security, that is, if market interest rates rise, the value of convertible preferred stock typically falls.

Preferred Stocks. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. Because preferred stocks represent an equity ownership interest in an issuer, their value will usually react more strongly than bonds and other debt instruments to actual or perceived changes in an issuer’s financial condition or prospects or to fluctuations in the equity markets.

Rights. Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The purchase of rights involves the risk that an investor could lose the purchase value of a right if the right is not exercised prior to its expiration. Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

ETF Risk. When a Fund invests in ETFs, the value of your investment will fluctuate in response to the performance of those ETFs. In addition, investing through a portfolio of ETFs involves certain additional expenses and certain tax results that would not arise for direct investments in the ETFs. By investing indirectly in ETFs through a Fund, an investor will bear not only the investor’s proportionate share of that Fund’s expenses (including operating costs and investment advisory fees), but also, indirectly, similar expenses and charges of the ETFs. In addition, to the extent these ETFs trade their portfolios actively, they will likely incur higher brokerage commissions and increased realization of taxable gains. ETFs that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, may be more volatile than investments in other funds.

Under the Investment Company Act of 1940 (the “1940 Act”), a Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Fund from allocating its investments in the manner the Adviser considers optimal or cause the Adviser to select an investment other than that which the Adviser considers optimal.

Index-based ETFs may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. Index-based ETFs that utilize a representative sampling approach to track their respective underlying indices are subject to an increased risk of tracking error because the securities selected for the ETF in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative sampling approach, an ETFs will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to an ETF could result in a greater decline in NAV than would be the case if the ETF held all of the securities in the underlying index.

Fixed Income Risk. The value of investments in fixed income securities, options on fixed income securities or in securities in which the underlying investments are fixed income securities are expected to fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Issuers of floating rate debt are exposed to higher interest payments in a rising rate environment, which increases the change of default. Other risk factors impacting fixed income securities include credit risk, maturity risk, market risk, extension or prepayment risk, illiquid security risks, investment-grade and high yield securities risk. Issuers may default on interest and principal payments. Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the shares of the ETFs in which a Fund may invest will generally fluctuate with changes in the market value of the ETF’s securities holdings. The market prices of an ETF’s shares will generally fluctuate in accordance with changes in the ETF’s NAV and supply and demand of the ETF’s shares on the exchanges on which the ETF’s shares are traded. It cannot be predicted whether an ETF’s shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the ETF’s shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the ETF trading individually or in the aggregate at any point in time. The market prices of an ETF’s shares may deviate significantly from the NAV of the ETF’s shares during periods of market volatility or illiquidity. While an ETF’s creation/redemption feature is designed to make it likely that the ETF’s shares normally will trade close to its NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the ETF’s NAV. If a Fund purchases an ETF’s shares at a time when the market price is at a premium to the NAV of the ETF’s shares or sells at a time when the market price is at a discount to the NAV of the ETF’s shares, then the Fund may sustain losses that are in addition to any losses caused by a decrease in NAV.

Market makers (other than lead market makers) have no obligation to make markets in an ETF’s shares and may discontinue doing so at any time without notice. To the extent that no market makers are willing to process creation and/or redemption orders for an ETF, shares of the ETF may trade like closed-end fund shares at a discount to NAV and the ETF may possibly face delisting. Trading in an ETF’s shares may be halted because of market conditions or for reasons that, in the view of the exchange on which the ETF lists its shares, make trading in the ETF’s shares inadvisable. In addition, trading in an ETF’s shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. During stressed market conditions, the liquidity of an ETF’s shares may be less than the liquidity of the securities in the ETF’s portfolio. Any of the foregoing would have an adverse effect on the value of the Fund’s investment in the ETF’s shares.

Foreign Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. ETFs that hold short positions in foreign currencies, or buy or write options on currency-focused ETFs, in an attempt to hedge against, or generate returns from, potential depreciation in the value of a currency are subject to the risks of rising currency values.

Foreign Securities Risk. Investing in securities issued by companies whose principal business activities are outside the United States, or investing in ADRs or ETFs focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that participates in a sponsored program.

Interest Rate Risk. The value of investments in bonds (made either directly or through underlying investments) will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bonds. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

Large Capitalization Company Risk. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Management Risk. The ability of a Fund to meet its investment objective is directly related to the allocation of that Fund’s assets. Horizon may allocate a Fund’s investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case a Fund’s value may be adversely affected. Horizon’s judgments about the attractiveness, value and potential appreciation of particular security or other investment in which a Fund invests or sells short may prove to be incorrect and may not produce the desired results.

Market Risk. Investments in securities and other investments in general are subject to market risks that may cause their prices to fluctuate over time. Investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic, political and market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. During those periods, a Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of a Fund’s securities (which may be material on a daily, weekly, monthly or other basis) will cause the NAV of that Fund to fluctuate.

Master Limited Partnership Risk. Investments in MLPs involve risks different from those of investing in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of a Fund. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the MLP’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by a Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in that Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Mortgage Backed Securities Risk. MBS are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity, reducing overall returns. The value of these securities may go down as a result of changes in prepayment and/or default rates on the underlying mortgage loans. During periods of declining interest rates, prepayment rates usually increase and a Fund may have to reinvest prepayment proceeds at lower interest rates. During periods of rising interest rates, prepayment rates usually decrease and a Fund may have less opportunity to reinvest prepayment proceeds at higher interest rates.

New Fund Risk. The Active Dividend Fund and the Defined Risk Fund are recently formed and have limited operating histories. There can be no assurance that either Fund will grow to or maintain an economically viable size.

Non-U.S. Government Debt Risk. An investment in debt obligations of non-U.S. governments and their political subdivisions (“sovereign debt”) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Fund to potentially significant losses. If a Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Fund utilizes options spreads, collars or other combinations, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium. To the extent a Fund writes options on individual securities that it does not hold in its portfolio (i.e., “naked” options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position. Naked call options, in particular, have speculative characteristics and the potential for unlimited loss. Option prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

Trading options involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

Liquidity Risk. It is possible that particular investments might be difficult to purchase or sell, possibly preventing a Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy the Fund’s obligations.

Options Collars. A “collar” position combines a put option purchased by an investor (the right of the investor to sell a specific security within a specified period) with a call option that is written by the investor (the right of the counterparty to buy the same security) in a single instrument. An investor’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for limited participation in appreciation (up to the price specified by the call option). The premium received for writing an option offsets, in part, the premium paid to purchase the corresponding option, however, participation in gains above the price of the call option are forfeited in return for receiving the call option premium.

When an investor writes a call or put option on an underlying securities it does not own (is not short), the option is sometimes referred to as a “naked option”. When writing “naked” call options, an investor must deposit and maintain sufficient margin with the broker-dealer through which it wrote the “naked” call option as collateral to ensure that it meets its obligations as the writer of the option. Registered funds are further subject to segregation requirements (described in the SAI) when the fund writes “naked” call options. Such segregation will ensure that a fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing “naked” call options can be a profitable strategy to increase income with minimal capital risk. However, when the price of the security underlying a written option increases, the investor is exposed to an increased risk of loss, because if the price of the security underlying the option exceeds the option’s exercise price, the investor will lose the difference. “Naked” written call options are riskier than covered call options because there is no underlying security held by the investor that can act as a partial hedge. “Naked” written call options have speculative characteristics, and the potential for loss is theoretically unlimited. When a “naked” written call option is exercised, the investor must purchase the underlying security to meet its delivery obligation or make a payment equal to the value of its obligation in order to close out the option. There is also a risk, especially with less liquid preferred and debt securities or small capitalization securities, that the securities may not be available for purchase.

Speculation Risk. Because option premiums paid or received by an investor are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Real Estate Risk. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. When economic growth is slow, demand for property decreases and prices tend to decline. Property values tend to decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. A REIT's performance depends on the types and locations of the properties the REIT owns, how well the REIT manages those properties, competition faced by the REIT’s properties, market conditions and other factors. A decline in rental income may result from extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Changes in regulations may have adverse effects on the value or performance of REITs or their properties.

Smaller and Medium Capitalization Company Risk. Investments in small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small and medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization and medium-capitalization companies often have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or on an exchange and may or may not pay dividends. In addition, small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Turnover Risk. A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which will reduce a Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

Value Risk. The Active Dividend Fund follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, value-oriented funds may underperform other funds that use different investing styles.

Non-Principal Risks

In addition to the principal risks outlined above, an investment in a Fund is also subject to the following additional risk:

Commodity Risk. Exposure to commodities through underlying investments that invest in commodities may subject an investor to greater volatility than investments in traditional securities. The value of such investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Temporary Defensive Strategies

To respond to adverse market, economic, political or other conditions, each Fund may take a defensive position and invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities or money market instruments. These short-term debt securities and money market instruments may include, without limitation: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees. Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of the Funds’ policies regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information. The Funds may, from time to time, make available quarter-end (and in some instances month-end) portfolio holdings information on their website at www.horizonmutualfunds.com. The portfolio holdings are generally posted to the website within 30 days following the end of each quarter (or month as applicable) and remain available until more recent portfolio holdings are posted. Shareholders may request portfolio holdings schedules at no charge by calling 1-855-754-7932.

MANAGEMENT OF THE FUNDS

Investment Adviser

Horizon Investments, LLC, a South Carolina limited liability company, serves as investment adviser to each of the Funds. Horizon has been an investment adviser since 1995, and serves individuals, mutual funds, employee benefit plans, trusts and corporations. Horizon maintains its principal offices at 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277. Under the terms of its Investment Advisory Agreement with each Fund, Horizon is responsible for formulating each Fund’s investment program, making day-to-day investment decisions and engaging in portfolio transactions. Horizon provides office space, services and equipment and assistance in supervising matters relating to the Funds’ operations. As of December 31, 2018, Horizon managed approximately $5.4 billion in client assets.

Under the terms of the Investment Advisory Agreements, Horizon receives monthly fees calculated at an annual rate of 0.99% of the average daily net assets of the Allocation Fund, 0.99% of the average daily net assets of the Risk Assist Fund, 0.77% of the average daily net assets of the Income Fund, 0.75% of the average daily net assets of the Active Dividend Fund and 0.80% of the average daily net assets of the Defined Risk Fund. Prior to January 24, 2018, Horizon received a management fee of 1.10% of the average daily net assets of the Allocation Fund and the Risk Assist Fund. For the most recent fiscal year ended November 30, 2018, Horizon received an advisory fee equal to 1.02%, 1.04%, 0.84%, 0.56% and 0.00% of the average daily net assets from the Allocation Fund, Risk Assist Fund, Income Fund, Active Dividend Fund, and Defined Risk, respectively, after taking into account the fee waiver and expense reimbursements.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreements for the Allocation Fund, the Risk Assist Fund and the Income Fund is included in the Funds’ semi-annual report to shareholders dated May 31, 2018. A discussion regarding the basis upon which the Board of Trustees approved the initial Investment Advisory Agreements for the Active Dividend Fund and the Defined Risk Fund is included in the Funds’ semi-annual report to shareholders dated May 31, 2017.

Expense Limitation Agreements

Horizon has agreed to waive its advisory fee and reimburse expenses to limit total operating expenses of each Fund, at least until March 31, 2020, so that direct expenses (exclusive of front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); payments, if any, under a Rule 12b-1 Distribution Plan or Shareholder Servicing Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses (such as litigation)) of each Fund do not exceed the amounts listed below:

	Advisor Class	Institutional Class	Investor Class
Active Asset Allocation Fund	1.17%	1.17%	1.17%
Active Risk Assist® Fund	1.17%	1.17%	1.17%
Active Income Fund	0.99%	0.99%	0.99%
Active Dividend Fund	0.99%	0.99%	0.99%
Defined Risk Fund	0.94%	0.94%	0.94%

Any fees waived or expenses reimbursed are subject to possible recoupment by Horizon within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment.

Portfolio Managers

Ronald Saba, CFA – Senior Managing Director of Investment Management (Active Asset Allocation Fund, Active Income Fund and Active Dividend Fund)

Mr. Saba has more than twenty years of experience performing fundamental research and managing equity portfolios. He joined Horizon Investments in 2009 and is responsible for all fundamental equity research. Prior to joining Horizon, Mr. Saba was Managing Partner and Chief Investment Officer of Charlotte Capital, LLC from 1999 through 2006, where he was lead portfolio manager for the firm’s two institutional investment products. Prior to his association with Charlotte Capital, Mr. Saba was a Portfolio Manager with Pioneer Investments where he was lead portfolio manager of institutional small cap value portfolios and co-managed the Pioneer Small Company mutual fund. Before that, Mr. Saba was a Portfolio Manager and Analyst with Heartland Advisors where he managed separately managed accounts and served as Co-Portfolio Manager of the Heartland Value Plus Fund. Mr. Saba holds a Masters of Business Administration from the University of Chicago Graduate School of Business and a Bachelor of Science Degree in Business Administration from The Ohio State University.

Kevin Blocker, CAIA – Senior Quantitative Strategist (Active Asset Allocation Fund and Active Income Fund)

Mr. Blocker has over ten years of experience in quantitative analysis. He joined Horizon Investments in 2001 and is one of the original developers of the firm’s investment process. Mr. Blocker specializes in quantitative analysis and portfolio construction using traditional and alternative investment strategies. As a member of the firm’s Investment Committee, Mr. Blocker is responsible for screening investment opportunities and portfolio optimization. Mr. Blocker received a BA and BS in mathematics, computer science, and Spanish at Wofford College. Mr. Blocker also holds the Chartered Alternative Investment Analyst designation.

Scott Ladner – Head of Investments (Active Asset Allocation Fund, Active Risk Assist® Fund, Active Income Fund and Defined Risk Fund)

Mr. Ladner provides trading, risk management and quantitative expertise to several of the firm’s strategies, with a particular emphasis on building Horizon’s Risk Management suite of products, as well as its capabilities within the alternative and absolute return investment space. Mr. Ladner joined Horizon in 2010. Prior to Horizon, Mr. Ladner was a founder of Charlotte Global Advisors and Principal Guard, LLC. Mr. Ladner helped to launch an equity index volatility and dispersion trading unit at PEΔK6 Investments in Chicago, a proprietary listed option trading firm. Previously at First Union/Wachovia, Mr. Ladner founded and ran the $4 billion equity swap and forwards portfolio while also managing equity option and volatility portfolios. He also co-founded and managed the Risk Arbitrage and Special Situations portfolio. Mr. Ladner then managed the $300 billion notional swaption and cap/floor portion of the bank’s interest rate derivatives portfolio. Mr. Ladner received his BA in Economics and Russian Language & Literature from the University of North Carolina at Chapel Hill.

Mike Dickson, Ph.D. – Director of Structured Financial Solutions (Active Risk Assist® Fund, Active Dividend Fund and Defined Risk Fund)

Dr. Dickson joined Horizon in March 2015 as Director of Structured Financial Solutions, where he focuses on new product development and innovation, with an emphasis on retirement income strategies. He also supports Horizon’s investment process through the development of quantitative methods and strategies. Dr. Dickson specializes in the areas of return predictability, portfolio optimization, and factor models. Previously, he taught undergraduate finance at UNC Charlotte from 2012 through 2015 and, before that, worked in financial analysis support roles at Premier, Inc., and Global Compliance. Dr. Dickson received his BS in Chemistry from Winthrop University and both an MS in Economics and Ph.D. in Finance from University of North Carolina at Charlotte.

Josh Rohauer – Portfolio Manager (Active Risk Assist® Fund and Defined Risk Fund)

Mr. Rohauer is part of the investment strategies team at Horizon, focusing on Fixed Income and Options strategies. Prior to joining Horizon Investments in 2017, Mr. Rohauer attended the University of North Carolina at Charlotte’s electrical engineering program from 2014 through 2017 and worked at Nathan Hale Capital’s residential mortgages department. Prior to that, Mr. Rohauer worked in the Sales and Trading division of Investment Banking at Wells Fargo. Over 14 years at Wells Fargo, Mr. Rohauer worked within Municipal Derivatives, Fixed Income Options and Commercial Mortgage trading. Mr. Rohauer received a BS in Business Administration with a focus in Economics and a minor in math from Alfred University.

HOW SHARES ARE PRICED

Each Fund’s NAV is calculated on each day that the New York Stock Exchange (“NYSE”) is open. The NYSE is closed on weekends and most national holidays. The calculated and reported NAV of a Fund is the value of a single share of the Fund. The NAV is calculated for each Fund at the close of business of the NYSE, normally 4:00 p.m. Eastern time (“Valuation Time”). Each Fund’s NAV is determined by subtracting the total of a Fund’s liabilities from its total assets and dividing the remainder by the number of shares outstanding. Due to the fact that different expenses are charged to the Advisor Class, Institutional Class and Investor Class shares of a Fund, the NAV of the three classes of a Fund may vary. The value of a Fund’s total assets is generally based on the market value of the securities that a Fund holds. Fund portfolio securities, which are traded on a national securities exchange, are valued at the last quoted sale price. NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP). Certain short-term securities are valued on the basis of amortized cost. Foreign securities may be traded in their primary markets on weekends or other days when a Fund does not price its shares. Similarly, when the Funds hold securities traded in foreign markets that close prior to U.S. markets then significant events, including company-specific developments or broad market moves, may affect the value of foreign securities held by the Funds. Therefore, the NAV of a Fund holding foreign securities may change on days when shareholders will not be able to buy or redeem their Fund shares. The Funds normally use third party pricing services to obtain market quotations.

If a security does not have a readily available market quotation, Horizon values the security based on fair value, as determined in good faith in accordance with the guidelines established by the Funds’ Board of Trustees (the “Board”). The types of securities for which fair value pricing is required include, but are not limited to:

•	Securities for which market quotations are insufficient or not readily available at the Valuation Time on a particular Business Day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

•	Securities for which, in the judgment of Horizon, the prices or values available do not represent the fair value of the instrument. Factors which may cause Horizon to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading;

•	Securities determined to be illiquid; and

•	Securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its NAV.

Fair value pricing should result in a more accurate determination of a Fund’s NAV, which should eliminate the potential for arbitrage in the Fund. However, valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds’ NAVs. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations may remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders. There is no assurance that a Fund will obtain the fair value assigned to a security if it were to sell such security while it is fair valued.

With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies that are registered under the Investment Company Act of 1940 (the “1940 Act”), each Fund’s NAV is calculated based upon the NAV of the registered open-end management investment companies in which a Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Choosing a Class

Each Fund offers three classes of shares, Advisor Class, Institutional Class and Investor Class. Each class of shares is designed for specific investors.

If you are making your initial investment in a Fund, you must select a class of shares. Each class represents an interest in the same portfolio of securities and each has the same rights with one exception. Pursuant to the 1940 Act, you will have exclusive voting rights with respect to the Distribution Plan pursuant to Rule 12b-1, if any, for the class you choose.

Different share classes allow you to choose the class that will be most beneficial to you. Your decision should depend upon a number of factors including the amount you purchase and the length of time you plan to hold the shares. All share classes are not available to all investors. Your financial consultant can assist you in determining which class is best for you. Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully.

12b-1 Plans. The Board of Trustees of the Funds has adopted, on behalf of the Advisor Class shares of each Fund, and on behalf of the Investor Class shares of the Active Dividend Fund and Defined Risk Fund, a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). The 12b-1 Plan allows a Fund to use part of its assets for the sale and distribution of these Shares, including advertising, marketing and other promotional activities, as well as shareholder servicing. For these services, under the 12b-1 Plan, each Fund is authorized to pay the Distributor a distribution fee at the rate of up to 0.25% of average net assets attributable to Advisor Class shares (and Investor Class shares, as applicable) of that Fund on an annualized basis. Effective as of July 1, 2017, the Board of Trustees authorized a temporary voluntary waiver of a portion of the distribution fee for Investor Class shares of the Active Dividend Fund and Defined Risk Fund, reducing it to 0.10% of the average net assets attributable to Investor Class shares of these Funds, and this waiver is currently in place through March 31, 2020. The Distributor may use monies authorized by the 12b-1 Plan to compensate other parties that have entered into selling and/or shareholder servicing agreements with Distributor with respect to the distribution of Fund shares. Because these distribution and shareholder service fees are paid out of a Fund’s assets on an ongoing basis, the fees under the 12b-1 Plan may, over time, increase the cost of investing in that Fund and cost investors more than other types of sales loads.

Shareholder Servicing. The Board of Trustees of the Funds has adopted, on behalf of the Investor Class shares of the Allocation Fund, Risk Assist Fund and Income Fund, a shareholder serving plan (the “Shareholder Servicing Plan”). The Shareholder Servicing Plan allows each of the Allocation Fund, Risk Assist Fund and Income Fund to use part of its assets for shareholder servicing expenses. Payments under the Shareholder Servicing Plan may vary and are determined by each of the Allocation Fund, Risk Assist Fund and Income Fund in its sole discretion, in amounts up to 0.25% of that Fund’s average daily net assets attributable to Investor Class shares of that Fund on an annualized basis. Effective as of July 1, 2017, the Board of Trustees authorized a temporary voluntary waiver by the Adviser of a portion of the annual fee under the Shareholder Servicing Plan, reducing it to 0.10% of the average daily net assets attributable to Investor Class shares of the Allocation Fund, Risk Assist Fund and Income Fund, and this waiver is currently in place through March 31, 2020. Payments under the Shareholder Servicing Plan are made for the provision of support services to shareholders, including administrative or other shareholder support services such as responding to customer inquiries or assisting that Fund in establishing or maintaining shareholder accounts and records. The entities providing shareholder services may provide such services directly, or may arrange for such services to be provided by another entity that has a servicing relationship with one or more shareholders. However, payments under the Shareholder Servicing Plan are an operating expense of a Fund that is subject to the expense limitation provided by Horizon.

Advisor Class

Advisor Class shares are offered without any sales charges, and are not subject to shareholder servicing fees but are subject to a 0.25% 12b-1 fee.

Investor Class

Allocation Fund, Risk Assist Fund and Income Fund. Investor Class shares of the Allocation Fund, Risk Assist Fund and Income Fund are offered only through financial intermediaries that have been approved by the Funds and are not subject to any 12b-1 fees, but may be subject to shareholder servicing fees as described above.

Dividend Fund and Defined Risk Fund. Investor Class shares of the Active Dividend Fund and Defined Risk Fund are offered only through financial intermediaries that have been approved by the Funds and are subject to a 12b-1 fee of up to 0.25% (subject to the voluntary waiver described above), but are not subject to the Shareholder Servicing Plan.

Please refer to your financial representative for detailed information on purchasing Investor Class shares of any Fund.

Institutional Class

Institutional Class shares are offered without any sales charges, and are not subject to any 12b-1 or shareholder servicing fees.

Additional Information Regarding the Purchase of Shares

All checks must be in U.S. Dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. The Funds do not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

To buy shares of the Funds, complete an account application and send it together with your check for the amount you wish to invest in the Funds to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the transfer agent. If you do not have the Invest by Mail form, include the Fund name, address, and account number on a separate piece of paper along with your check. If you are purchasing Shares, you may send your purchase request to:

By Regular Mail

Horizon Funds

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

By Overnight Delivery

Horizon Funds

c/o U.S. Bank Global Fund Services

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption request does not constitute receipt by the Transfer Agent or the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

For initial purchases by wire

If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA #075000022

Credit:

U.S. Bancorp Fund Services, LLC

Account #112-952-137

Further Credit:

(name of Fund to be purchased)

(shareholder registration)

(shareholder account number)

For subsequent investment by wire

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Telephone Purchases

Investors may purchase additional shares of the Funds by calling 1-855-754-7932. If you elected this option on your account application, and your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If you order is received prior to 4 p.m. Eastern time, your shares will be purchased at the net asset value calculated on the day your order is placed.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Automatic Investment Plan (AIP)

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan. This Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly basis. In order to participate in the Plan, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s transfer agent at 1-855-754-7932 for instructions. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent 5 days prior to the effective date.

HOW TO REDEEM SHARES

You have the right to sell (“redeem”) all or any part of your shares subject to certain restrictions. Selling your shares in a Fund is referred to as a “redemption” because the Funds buy back their shares. We will redeem your shares at a price per share equal to the NAV next computed following receipt of your redemption request in good order. See the section entitled “Redemption Procedures Request in Good Order”.

The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, redemption methods may include redeeming in kind. We will mail your redemption proceeds to your address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wires are subject to a $15 fee paid by the investor and your bank may charge a fee to receive wired funds. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available in your bank account for two to three days.

The Funds typically send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law. If you purchase shares by check or electronic funds transfer through the ACH network and, soon after, request a redemption, your redemption request will not be processed until the purchase amount has cleared (usually within 10 calendar days).

The Funds cannot accept requests that specify a certain date for redemption or which specify any other special conditions. Redemption proceeds must be payable to the registered shareholder(s) of the account or to a financial intermediary for the benefit of the registered shareholder(s) of the account. Please call 1-855-754-7932 for further information. We will not process your redemption request if it is not in good order. We will notify you if your redemption request is not in good order.

If, as a result of your redemption, your account value drops below $2,500, we may redeem the remaining shares in your account. We will notify you in writing of our intent to redeem your shares. We will allow at least sixty days thereafter for you to make an additional investment to bring your account value up to at least the minimum amount before we will process the redemption.

Systematic Withdrawal Plan

For Investor Class shares, please refer to your financial representative for detailed information on whether your financial representative’s firm is participating in the Funds’ systematic withdrawal plan. Generally, a Fund will mail your redemption proceeds to your address of record or transmit them electronically to your designated bank account. Except under certain extraordinary conditions, we will send your redemption to you within seven days after we receive your redemption request. If you purchase shares by check and, soon after, request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 calendar days). Generally, if your current account value is at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.

For Advisor Class, Investor Class and Institutional Class shares, if your current account value is at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more. If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Funds at 1-855-754-7932 for instructions. You may also elect to modify or terminate your participation in this Plan at any time by contacting the transfer agent at least 5 days prior to the next scheduled withdrawal.

Signature Guarantees

Under certain circumstances, your redemption request must be accompanied by a signature guarantee. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	When a redemption request is received by the Transfer Agent and the account address has changed within the last 30 calendar days;

•	For all redemptions in excess of $50,000 from any shareholder account.

A Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund(s) and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Third Party Transactions

The Funds have authorized certain financial intermediaries to accept on their behalf purchase and redemption orders. The Funds will be deemed to have received the order when an approved financial intermediary or an authorized designee accepts your order. Your order will be priced per share at that Fund’s NAV next computed after it is received by an approved financial intermediary or its authorized designee.

If you buy and redeem shares of the Funds through a member of the Financial Industry Regulatory Authority, Inc. that member may charge you a fee for that service. The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to accept orders on the Funds’ behalf. The Funds will be deemed to have received the order when an authorized broker or a broker authorized designee accepts your order. Your order will be priced per share at that Fund’s NAV next computed after it is received by the authorized broker or broker authorized designee.

Horizon may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative and servicing functions for Fund shareholders and/or making the Funds available for purchase on their platforms. However, distribution-related fees are made from Horizon and are not charged to the Funds, unless part of an approved 12b-1 Plan.

Redemptions in Kind

The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of a Fund’s assets). The securities will be chosen by each Fund and be valued at an amount equal to the net asset value of the shares being redeemed. A shareholder may incur transaction expenses in subsequently converting these securities to cash.

Method of Redemption	Redemption Procedures
By Telephone

You may authorize redemption of some or all shares in your account with each Fund by telephoning the Funds at 1-855-754-7932. between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Funds are open.

You will NOT be eligible to use the telephone redemption service if you:

• have declined or canceled your telephone investment privilege;

• wish to redeem shares valued in excess of $50,000 or if you ask us to send the redemption proceeds using an address, bank instructions, or payee other than what is currently on file;

• must provide supporting legal documents such as a signature guarantee for redemption; or

• wish to redeem from certain type of retirement accounts.

By Mail

If you are redeeming Shares, you may send your redemption request to:

By Regular Mail

Horizon Funds

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

By Overnight Delivery

Horizon Funds

c/o U.S. Bank Global Fund Services

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

You must include the following information in your written request:

• a letter of instruction stating the name of the Fund, the number of shares or dollar amount you are redeeming, the names in which the account is registered and your account number;

• other supporting legal documents, if necessary, for redemption requests by corporations, trusts and partnerships;

• a signature guarantee, if necessary.

By Wire	You may request your redemption proceeds be wired directly to the bank account designated on your application. The Funds’ Transfer Agent will charge you a $15.00 fee for each wire redemption. The Transfer Agent will deduct the fee from your redemption proceeds for complete and share certain redemptions and directly from your account in the case of a partial redemption. Your bank may also impose a fee for the incoming wire.
Request in “Good Order”

For our mutual protection, all redemption requests must include:

• your account number;

• the amount of the transaction;

• for mail request, signatures of all owners EXACTLY as registered on the account and signature guarantees, if required (signature guarantees can be obtained at most banks, credit unions, and licensed brokers); and

• any supporting legal documentation that may be required.

Your redemption request will be processed at the next determined share price after we have received all required information.

Other Redemption Considerations

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 1-855-754-7932. Investors will be asked whether or not to withhold taxes from any distribution.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent or the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Options For Redemption Proceeds

You may receive your redemption proceeds by check, ACH transfer, or wire.

Check Redemptions. Normally we will mail your check within two business days of a redemption.

ACH Redemptions. Before you can receive redemption proceeds by ACH, you must establish this option by completing a special form or the appropriate section of your account application.

Wire Redemptions. Before you can receive redemption proceeds by wire, you must establish this option by completing a special form or the appropriate section of your account application.

You may request that your redemption proceeds be wired directly to your bank account. The Funds’ Transfer Agent imposes a $15.00 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions in proper form subsequently received by the Fund.

Telephone Redemptions

We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statements and confirmations that you receive. Please contact us immediately about any transaction you believe to be unauthorized.

The Funds reserve the right to refuse a telephone redemption if the caller cannot provide:

•	the account number
•	the name and address exactly as registered on the account
•	the primary social security or employer identification number as registered on the account

The Funds will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller’s identity. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If you wish to cancel the telephone redemption feature for your account, please notify us in writing.

Limitation On Purchases and Redemptions

Purchases or sales of shares of the Funds should not be used to try to take advantage of short-term swings in the market. Frequent purchase and sale transactions create higher expenses for the Fund. Accordingly, the Funds reserve the right to limit or terminate the ability to purchase shares of the Funds for any shareholder making frequent purchases or sales.

Transferring Registration

You can transfer the registration of your shares in the Funds to another owner by completing a transfer form and sending it to the Horizon Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701. Generally, a signature guarantee is required for all transfers.

Other Purchase Information

Each Fund reserves the right, in its sole discretion, to suspend the offering of its shares or any class thereof, to reject any purchase order or to waive any minimum investment requirements.

Purchases of each Fund’s shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

Policy on prohibition of Foreign Shareholders

Shares of the Funds have not been registered for sale outside of the United States. Accordingly, the Funds generally require that all shareholders must be U.S. persons with a valid U.S. taxpayer identification number to open an account with the Funds. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. The Funds reserve the right to close an account within 5 business days if clarifying information or documentation is not received.

Lost Shareholders, Inactive Accounts and Unclaimed Property

It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, a Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at 1-855-754-7932 (toll free) at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

HOW TO EXCHANGE SHARES

Exchanges of all or a portion of your investment from a Fund for shares in an identically registered account of another Horizon Fund may be made as long as the exchange is for the same class of shares of the other Horizon Fund. Any new account established through an exchange will be subject to the minimum investment requirements described above. Exchanges will be executed on the basis of the relative NAV of the shares exchanged after your request for an exchange is received. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss. Call the Funds to learn more about exchanges. If you purchased shares of a Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for your financial intermediary’s policies to effect an exchange.

The Funds are intended as a long-term investment vehicle and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt the Funds’ performance and shareholders. Therefore, each Fund may terminate, without notice, the exchange privilege of any investor who uses the exchange privilege excessively. The Funds may change or temporarily suspend the exchange privilege during unusual market conditions.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

As a shareholder of a Fund, you are entitled to your share of that Fund’s net income and capital gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend. Each Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividends.

Long-Term vs. Short-Term Capital Gains

•	Long-term capital gains are realized on securities held for more than one year and are part of your capital gain distribution.
•	Short-term capital gains are realized on securities held less than one year and are part of your dividends.

The Active Asset Allocation Fund, Active Risk Assist® Fund and Defined Risk Fund each distribute any dividends annually. The Active Income Fund and Active Dividend Fund each distribute any dividends quarterly. Each Fund distributes any capital gains annually. These distributions are typically declared and paid in December, and are taxable as if paid on December 31st of the year declared. A Fund may make an additional distribution if necessary to avoid federal income or excise taxes or as otherwise approved by the Board of Trustees. The IRS requires you to report these amounts on your income tax return for the year declared.

You will receive distributions from the Funds in additional shares of the Funds unless you choose to receive your distributions in cash. If you wish to change the way in which you receive distributions, please contact your financial representative for instructions.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the amount of the distribution check in the shareholder’s account at the distributing Fund’s then current NAV per share and to reinvest all subsequent distributions. You may change your distribution option in writing or by telephone. Any request for change should be submitted at least 5 days prior to the record date of the next distribution.

Federal Tax Considerations

Your investment will have tax consequences that you should consider. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation. Although it is not an investment objective, Horizon attempts to take into account the tax consequences of its investment decisions. However, there may be occasions when Horizon’s investment decisions will result in a negative tax consequence for the Funds’ shareholders.

Taxes on Distributions. You may be subject to federal income tax and possibly state taxes on all Fund distributions. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Funds making the distribution. Distributions that are derived from net long-term capital gains will generally be taxed as long-term capital gains. The rate of tax will depend on how long the Funds held the securities on which it realized the gains. In general, for individual shareholders, the maximum long-term capital gain rate is 20 percent. All other distributions, including short-term capital gains, will be taxed as ordinary income. Each Fund sends detailed tax information to its shareholders about the amount and type of its distributions by January 31st for the prior calendar year.

Dividends and other distributions each Fund declares, as well as redemption proceeds, may also be subject to state and local taxes.

Taxes on Sales. If you redeem your shares of a Fund, you may be subject to tax on any taxable gain. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain or loss.

“Buying a Dividend”. Unless your investment is in a tax-deferred account, you may want to avoid investing in the Funds close to the date of a distribution because you pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

Tax Withholding. The Funds may be required to withhold U.S. federal income tax at the rate of 24% from all taxable distributions and from proceeds from certain sales and exchanges payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder’s U.S. federal income tax liability.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Cost Basis. A shareholder’s basis in shares of a Fund that he or she acquires (“Covered Shares”) will be determined in accordance with the Funds’ default method, which is average basis, unless the shareholder affirmatively elects in writing, which may be electronic, to use a different acceptable basis determination method, such as a specific identification method. Each Fund, or its administrative agent, must report to the Internal Revenue Service (“IRS”) and furnish to its shareholders the basis information for Covered Shares. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders and discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of the Funds’ investments, and increase brokerage and administrative costs. The Funds may reject purchase orders or temporarily or permanently revoke privileges if there is reason to believe that a shareholder is engaging in market timing activities. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information, to the extent known to the broker, to the Funds upon request. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

To prevent disruption in the management of the Fund, excessive trading or exchange activity is limited. An investor’s right to purchase additional shares may be revoked if the redemption or exchange activity is considered excessive. Generally, trading or exchange activity is considered excessive if an exchange or redemption in excess of a predetermined dollar amount occurs within 7 calendar days of purchase.

The Funds may accept redemptions and exchanges in excess of the above guidelines if they believe that granting such exceptions is in the best interest of the Funds and the redemption is not part of a market timing strategy.

It is a violation of policy for an officer or Trustee of the Funds to knowingly facilitate a purchase or redemption where the shareholder executing the transaction is engaged in any activity which violates the terms of the Funds’ Prospectus or Statement of Additional Information, and/or is considered not to be in the best interests of the Funds or their other shareholders.

Each Fund will apply its policies and procedures uniformly to all Fund shareholders. Although the Funds intend to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of the Funds’ shares and redeemers of the Funds’ shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so. Therefore, with respect to Omnibus accounts, the Funds rely on selling group members to enforce the Funds’ market timing policies and procedures. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in its ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. However, the Funds will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Funds enter into an agreement with the Funds to provide shareholder transaction information, to the extent know to the financial intermediary, to the Funds upon request.

Each Fund reserves the right to modify its policies and procedures at any time without prior notice as it deems in its sole discretion to be in the best interests of its shareholders, or to comply with state or Federal legal requirements.

Anti-Money Laundering Program

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-855-754-7932 if you need additional assistance when completing your Application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

HOUSEHOLDING

To reduce expenses, the Trust mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-855-754-7932 between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the Funds are open for business or contact your financial institution. The Trust will begin sending you individual copies thirty days after receiving your request.

Additional Information

The Trust enters into contractual arrangements with various parties, including among others, the Funds’ investment adviser, principal underwriter, custodian and transfer agent, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this prospectus nor the Statement of Additional Information is intended, or should be read, to be or give rise to an agreement or contract between the Trust, the Trustees or any Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of each Fund for the periods presented. The financial information presented for the Allocation Fund, Risk Assist Fund and Income Fund for each applicable period prior to February 8, 2016 is that of the Predecessor Allocation Fund, the Predecessor Risk Assist Fund and the Predecessor Income Fund, respectively (together, the “Predecessor Funds”). The Funds are the accounting successors to the Predecessor Funds as a result of the reorganization of the Predecessor Funds into the Funds on February 8, 2016. The Funds have adopted the Financial Statements of each of their respective Predecessor Funds. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. The information presented in the tables below for the fiscal years ended November 30, 2018, 2017 and November 30, 2016 has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request. The information presented for the prior fiscal periods has been audited by the Funds’ prior independent registered public accounting firm. The financial highlights tables on the following pages reflect selected per share data and ratios for a share outstanding of each Fund throughout each period. No financial highlights are presented for the Institutional Class shares of the Active Dividend Fund and Defined Risk Fund because they had not commenced operations prior to the fiscal year ended November 30, 2018.

Horizon Active Asset Allocation Fund – Investor Class
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014
Net Asset Value, Beginning of Year	$14.20		$11.56	$11.99	$12.67	$12.76
Increase From Investment Operations:
Net investment income(a,d)	0.07	(f)	0.08	0.12	0.13	0.04
Net gain (loss) from investments (both realized and unrealized)	(0.02	)(f)	2.66	(0.20)	(0.37)	0.95
Total from investment operations	0.05		2.74	(0.08)	(0.24)	0.99

Less Distributions:
From net investment income	(0.07)		(0.10)	(0.20)	(0.02)	(0.03)
From net realized gains	(1.50)		--	(0.15)	(0.42)	(1.05)
Total Distributions	(1.57)		(0.10)	(0.35)	(0.44)	(1.08)

Net Asset Value, End of Year	$12.68		$14.20	$11.56	$11.99	$12.67

Total Return	0.46%		23.76%	(0.59)%	(2.01)%	8.33%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$477,097		$393,833	$354,279	$366,368	$418,274
Ratio to average net assets:
Gross expenses(b,c)	1.28	%(e)	1.48%	1.54%	1.54%	1.54%
Net expenses(b)^	1.27	%(e)	1.36% +	1.43%	1.42%	1.42%
Net investment income net of reimbursement (recapture) and securities lending expense offset(b,d)	0.56%		0.61%	1.09%	1.06%	0.35%
Portfolio turnover rate	256%		168%	406%	472%	591%

^	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.01%, 0.00% and 0.00%, respectively.
+	Effective July 1, 2017, Shareholder Servicing Fees for Investor Class shares decreased from 0.25% to 0.10% of average daily net assets.
(a)	Per share amounts are calculated using the average shares method.
(b)	Does not reflect the expenses of the underlying funds in which the Fund invests.
(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.
(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(e)	Effective March 30, 2018, the Operating Expense Limit for the Investor Class decreased from 1.27% to 1.17% and now excludes 0.10% of Shareholder Servicing Fees.
(f)	Due to timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations in the Annual Report to Shareholders dated November 30, 2018.

Horizon Active Asset Allocation Fund − Advisor Class
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Period Ended November 30, 2015*
Net Asset Value, Beginning of Period/Year	$14.16		$11.56	$11.99	$11.21
Income From Investment Operations:
Net investment income (loss)(a,g)	0.05	(f)	0.05	0.12	(0.03	)(f)
Net gain (loss) from investments (both realized and unrealized)	(0.02	)(f)	2.68	(0.20)	0.81	(f)
Total from investment operations	0.03		2.73	(0.08)	0.78

Less Distributions:
From net investment income	(0.07)		(0.13)	(0.20)	--
From net realized gains	(1.50)		--	(0.15)	--
Total distributions	(1.57)		(0.13)	(0.35)	--
Net Asset Value, End of Period/Year	$12.62		$14.16	$11.56	$11.99

Total Return	0.29%		23.64%	(0.59)%	6.96	%(e)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$7,187		$5,084	$2,249	$29
Ratio to average net assets:
Gross expenses(c,d)	1.43	%(h)	1.55%	1.55%	1.54	%(b)
Net expenses(c)^	1.42	%(h)	1.42%	1.44%	1.42	%(b)
Net investment income (loss) net of reimbursement (recapture) and securities lending expense offset(c,g)	0.38%		0.35%	1.06%	(0.88	)%(b,f)
Portfolio turnover rate	256%		168%	406%	472	%(e)

*	Since September 4, 2015 (Commencement of Operations).
^	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.02% and 0.00%, respectively.
(a)	Per share amounts are calculated using the average shares method.
(b)	Annualized.
(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.
(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.
(e)	Not annualized.
(f)	Due to timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations in the Annual Report to Shareholders dated November 30, 2018.
(g)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
(h)	Effective March 30, 2018, the Operating Expense Limit for the Advisor Class decreased from 1.42% to 1.17% and now excludes 0.25% of Distribution Fees (12b-1).

Horizon Active Asset Allocation Fund − Institutional Class
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017	For the Period Ended November 30, 2016*
Net Asset Value, Beginning of Period/Year	$14.22		$11.59	$11.54
Increase From Investment Operations:
Net investment income(a,g)	0.09	(h)	0.05	0.03
Net gain (loss) from investments (both realized and unrealized)	(0.03	)(h)	2.71	0.02	(f)
Total from investment operations	0.06		2.76	0.05

Less Distributions:
From net investment income	(0.07)		(0.13)	--
From net realized gains	(1.50)		--	--
Total Distributions	(1.57)		(0.13)	--

Net Asset Value, End of Period/Year	$12.71		$14.22	$11.59

Total Return	0.55%		23.92%	0.43	%(e)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$30,230		$29,010	$8,809
Ratio to average net assets:
Gross expenses(c,d)	1.18%		1.30%	1.30	%(b)
Net expenses(c)^	1.17%		1.17%	1.19	%(b)
Net investment income net of reimbursement (recapture) and securities lending expense offset (c,g)	0.68%		0.38%	1.28	%(b)
Portfolio turnover rate	256%		168%	406	%(e)

*	Since September 9, 2016 (Commencement of Operations).
^	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00% and 0.02%, respectively.
(a)	Per share amounts are calculated using the average shares method.
(b)	Annualized.
(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.
(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.
(e)	Not annualized.
(f)	Net realized and unrealized gain (loss) per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) on the Statements of Operations in the Annual Report to Shareholders dated November 30, 2018, due to share transactions for the period.
(g)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
(h)	Due to timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations in the Annual Report to Shareholders dated November 30, 2018.

Horizon Active Risk Assist® Fund − Investor Class
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017	For the Year Ended November 30, 2016*	For the Year Ended November 30, 2015		For the Period Ended November 30, 2014**
Net Asset Value, Beginning of Period/Year	$22.80		$19.31	$19.62	$20.50		$20.00
Income From Investment Operations:
Net investment income (loss)(a,g)	0.13		0.12	0.18	0.12		(0.05)
Net gain (loss) from investments (both realized and unrealized)	(0.21)		3.54	(0.29)	(1.00)		0.55
Total from investment operations	(0.08)		3.66	(0.11)	(0.88)		0.50

Less Distributions:
From net investment income	(0.12)		(0.17)	(0.20)	--		--
From net realized gains	(0.91)		--	--	(0.00	)(f)	--
Total Distributions	(1.03)		(0.17)	(0.20)	--		--
Net Asset Value, End of Period/Year	$21.69		$22.80	$19.31	$19.62		$20.50

Total Return	(0.31)%		19.05%	(0.54)%	(4.29)%		2.50	%(e)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$682,077		$418,227	$319,385	$222,421		$300
Ratio to average net assets:
Gross expenses(c,d)	1.28	%(h)	1.49%	1.55%	1.54%		50.52	%(b)
Net expenses(c)^	1.27	%(h)	1.35% +	1.42%	1.42%		1.42	%(b)
Net investment income (loss) net of reimbursement (recapture) and securities lending expense offset(c,g)	0.58%		0.58%	0.92%	0.57%		(1.06	)%(b)
Portfolio turnover rate	275%		143%	563%	541%		55	%(e)

*	In 2016, 0.02% of the Fund’s total return consists of a voluntary reimbursement by the adviser for losses on investment transactions. Excluding this item, total return would have been (0.56%).
**	Since August 28, 2014 (Commencement of Operations).
^	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.01%, 0.00% and 0.00%, respectively.

+	Effective July 1, 2017, Shareholder Servicing Fees for Investor Class shares decreased from 0.25% to 0.10% of average daily net assets.
(a)	Per share amounts are calculated using the average shares method.
(b)	Annualized.
(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.
(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.
(e)	Not annualized.
(f)	Per share amount is less than $0.01.
(g)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
(h)	Effective March 30, 2018, the Operating Expense Limit for the Investor Class decreased from 1.27% to 1.17% and now excludes 0.10% of Shareholder Servicing Fees.

Horizon Active Risk Assist® Fund − Advisor Class
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017	For the Year Ended November 30, 2016*	For the Period Ended November 30, 2015**
Net Asset Value, Beginning of Period/Year	$22.78		$19.30	$19.62	$18.97
Income From Investment Operations:
Net investment income(a,g)	0.11		0.11	0.17	0.07
Net gain (loss) from investments (both realized and unrealized)	(0.23)		3.54	(0.29)	0.58	(f)
Total from investment operations	(0.12)		3.65	(0.12)	0.65

Less Distributions:
From net investment income	(0.09)		(0.17)	(0.20)	--
From net realized gains	(0.91)		--	--	--
Total distributions	(1.00)		(0.17)	(0.20)	--

Net Asset Value, End of Period/Year	$21.66		$22.78	$19.30	$19.62

Total Return	(0.46)%		19.03%	(0.59)%	3.43	%(e)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$388		$347	$313	$19
Ratio to average net assets:
Gross expenses(c,d)	1.43	%(h)	1.56%	1.51%	1.54	%(b)
Net expenses(c)^	1.42	%(h)	1.42%	1.42%	1.42	%(b)
Net investment income net of reimbursement (recapture) and securities lending expense offset(c,g)	0.48%		0.53%	0.92%	1.52	%(b)
Portfolio turnover rate	275%		143%	563%	541	%(e)

*	In 2016, 0.02% of the Fund’s total return consists of a voluntary reimbursement by the Adviser for losses on investment transactions. Excluding this item, total return would have been (0.61%).
**	Since September 4, 2015 (Commencement of Operations).
^	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.01% and 0.00%, respectively.
(a)	Per share amounts are calculated using the average shares method.
(b)	Annualized.

(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.
(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.
(e)	Not annualized.
(f)	Net realized and unrealized gain (loss) per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) on the Statements of Operations in the Annual Report to Shareholders dated November 30, 2018, due to share transactions for the period.
(g)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
(h)	Effective March 30, 2018, the Operating Expense Limit for the Advisor Class decreased from 1.42% to 1.17% and now excludes 0.25% of Distribution Fees (12b-1).

Horizon Active Risk Assist® Fund − Institutional Class
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Period Ended November 30, 2016*
Net Asset Value, Beginning of Period/Year	$22.84	$19.33	$19.21
Increase From Investment Operations:
Net investment income (loss) (a,g)	0.14	(0.14)	0.05
Net gain from investments (both realized and unrealized)	(0.20)	3.86	0.07	(f)
Total from investment operations	(0.06)	3.72	0.12

Less Distributions:
From net investment income	(0.15)	(0.21)	--
From net realized gains	(0.91)	--	--
Total Distributions	(1.06)	(0.21)	--

Net Asset Value, End of Period/Year	$21.72	$22.84	$19.33

Total Return	(0.21)%	19.31%	0.62	%(e)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$22,714	$6,633	$7
Ratio to average net assets:
Gross expenses(c,d)	1.19%	1.35%	1.31	%(b)
Net expenses(c)^	1.14%	1.17%	1.17	%(b)
Net investment income (loss) net of reimbursement(recapture) and securities lending expense offset(c,g)	0.61%	(0.62)%	1.09	%(b)
Portfolio turnover rate	275%	143%	563	%(e)

*	Since September 9, 2016 (Commencement of Operations).
^	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00% and 0.00%, respectively.
(a)	Per share amounts are calculated using the average shares method.
(b)	Annualized.
(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.
(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.
(e)	Not annualized.
(f)	Net realized and unrealized gain (loss) per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) on the Statements of Operations in the Annual Report to Shareholders dated November 30, 2018, due to share transactions for the period.

(g)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

Horizon Active Income Fund− Investor Class
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014
Net Asset Value, Beginning of Year	$9.73		$9.56	$9.86	$10.11	$10.01
Increase From Investment Operations:
Net investment income(a,d)	0.30		0.25	0.16	0.13	0.15
Net gain (loss) from investments (both realized and unrealized)	(0.64)		0.17	(0.36)	(0.25)	0.10
Total from investment operations	(0.34)		0.42	(0.20)	(0.12)	0.25

Less Distributions:
From net investment income	(0.26)		(0.25)	(0.10)	(0.13)	(0.13)
Return of capital	--		--	--	--	(0.02)
Total Distributions	(0.26)		(0.25)	(0.10)	(0.13)	(0.15)

Net Asset Value, End of Year	$9.13		$9.73	$9.56	$9.86	$10.11

Total Return	(3.58)%		4.39%	(2.03)%	(1.18)%	2.50%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$275,992		$200,521	$187,698	$169,725	$129,340
Ratio to average net assets:
Gross expenses(b,c)	1.09	%(e)	1.21%	1.28%	1.28%	1.30%
Net expenses(b)^	0.98	%(e)	1.18%+	1.24%	1.24%	1.24%
Net investment income net of reimbursement (recapture) and securities lending expense offset(b,d)	3.16%		2.54%	1.58%	1.25%	1.47%
Portfolio turnover rate	155%		175%	205%	324%	280%

^	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
+	Effective July 1, 2017, Shareholder Servicing Fees for Investor Class shares decreased from 0.25% to 0.10% of average daily net assets.
(a)	Per share amounts are calculated using the average shares method.
(b)	Does not reflect the expenses of the underlying funds in which the Fund invests.
(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.
(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(e)	Effective March 30, 2018, the Operating Expense Limit for the Investor Class decreased from 1.09% to 0.99% and now excludes 0.10% of Shareholder Servicing Fees.

Horizon Active Income Fund − Advisor Class
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017	For the Period Ended November 30, 2016*
Net Asset Value, Beginning of Period/Year	$9.76		$9.60	$9.84
Increase From Investment Operations:
Net investment income(a,f)	0.29		0.13	0.13
Net gain (loss) from investments (both realized and unrealized)	(0.63)		0.28	(0.30)
Total from investments operations	(0.34)		0.41	(0.17)

Less Distributions:
From net investment income	(0.26)		(0.25)	(0.07)
Total distributions	(0.26)		(0.25)	(0.07)
Net Asset Value, End of Period/Year	$9.16		$9.76	$9.60

Total Return	(3.58)%		4.31%	(1.74	)%(e)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$1,587		$661	$6
Ratio to average net assets:
Gross expenses (c,d)	1.24	%(g)	1.32%	1.35	%(b)
Net expenses (c)^	1.04	%(g)	1.24%	1.25	%(b)
Net investment income net of reimbursement (recapture) and securities lending offset (c,f)	3.07%		1.37%	1.70	%(b)
Portfolio turnover rate	155%		175%	205	%(e)

*	Since February 8, 2016 (Commencement of Operations).
^	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00% and 0.01%, respectively.
(a)	Per share amounts are calculated using the average shares method.
(b)	Annualized.
(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.
(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.
(e)	Not annualized.
(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
(g)	Effective March 30, 2018, the Operating Expense Limit for the Advisor Class decreased from 1.24% to 1.09% and now excludes 0.25% of Distribution Fees (12b-1).

Horizon Active Income Fund − Institutional Class
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Period Ended November 30, 2016*
Net Asset Value, Beginning of Period/Year	$9.72	$9.57	$10.00
Increase From Investment Operations:
Net investment income(a,f)	0.31	0.25	0.04
Net gain (loss) from investments (both realized and unrealized)	(0.63)	0.17	(0.47)
Total from investment operations	(0.32)	0.42	(0.43)

Less Distributions:
From net investment income	(0.27)	(0.27)	--
Total Distributions	(0.27)	(0.27)	--

Net Asset Value, End of Period/Year	$9.13	$9.72	$9.57

Total Return	(3.33)%	4.41%	(4.30	)%(e)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$7,488	$8,084	$2,572
Ratio to average net assets:
Gross expenses(c,d)	0.99%	1.03%	1.09	%(b)
Net expenses(c)^	0.86%	0.99%	0.99	%(b)
Net investment income net of reimbursement (recapture) and securities lending offset (c,f)	3.28%	2.53%	1.84	%(b)
Portfolio turnover rate	155%	175%	205	%(e)

*	Since September 9, 2016 (Commencement of Operations).
^	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00% and 0.00% respectively.
(a)	Per share amounts are calculated using the average shares method.
(b)	Annualized.
(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.
(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.
(e)	Not annualized.
(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invest.

Horizon Active Dividend Fund − Investor Class
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	For the Year Ended November 30, 2018	For the Period Ended November 30, 2017*
Net Asset Value, Beginning of Period/Year	$59.15	$50.00
Income From Investment Operations:
Net investment income(a)	1.18 (e)	0.66
Net gain from investments (both realized and unrealized)	1.61 (e)	9.01
Total from investment operations	2.79	9.67

Less Distributions:
From net investment income	(1.13)	(0.52)
From net realized gains	(0.78)	--
Total Distributions	(1.91)	(0.52)

Net Asset Value, End of Period/Year	$60.03	$59.15

Total Return	4.72%	19.45	%(d)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$39,909	$24,509
Ratio to average net assets:
Gross expenses(c)	1.32%	2.33	%(b)
Net expenses	1.09%	1.09	%(b)+
Net investment income net of reimbursement and securities lending expense offset	1.93%	1.24	%(b)
Portfolio turnover rate	320%	184	%(d)

*	Since December 28, 2016 (Commencement of Operations).
+	Effective July 1, 2017, Shareholder Servicing Fees for Investor Class shares decreased from 0.25% to 0.10% of average daily net assets.
(a)	Per share amounts are calculated using the average shares method.
(b)	Annualized.
(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.
(d)	Not annualized.
(e)	Due to timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations in the Annual Report to Shareholders dated November 30, 2018.

Horizon Active Dividend Fund − Advisor Class
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	For the Year Ended November 30, 2018	For the Period Ended November 30, 2017*
Net Asset Value, Beginning of Period/Year	$59.13	$54.31
Income From Investment Operations:
Net investment income(a)	1.04 (e)	0.25
Net gain from investments (both realized and unrealized)	1.66 (e)	4.78
Total from investment operations	2.70	5.03

Less Distributions:
From net investment income	(1.05)	(0.21)
From net realized gains	(0.78)	--
Total Distributions	(1.83)	(0.21)

Net Asset Value, End of Period/Year	$60.00	$59.13

Total Return	4.57%	9.28	%(d)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$10,892	$3,353
Ratio to average net assets:
Gross expenses(c)	1.48%	2.12	%(b)
Net expenses	1.24%	1.24	%(b)
Net investment income net of reimbursement and securities lending expense offset	1.71%	1.01	%(b)
Portfolio turnover rate	320%	184	%(d)

*	Since June 20, 2017 (Commencement of Operations).
(a)	Per share amounts are calculated using the average shares method.
(b)	Annualized.
(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.
(d)	Not annualized.
(e)	Due to timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations in the Annual Report to Shareholders dated November 30, 2018.

Horizon Defined Risk Fund − Investor Class
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	For the Period Ended November 30, 2018*
Net Asset Value, Beginning of Period	$50.00
Income From Investment Operations:
Net investment income(a)	0.44
Net gain (loss) from investments (both realized and unrealized)	0.56
Total from investment operations	1.00

Net Asset Value, End of Period	$51.00

Total Return	2.00	%(d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$5,915
Ratio to average net assets:
Gross expenses(c)	2.28	%(b)
Net expenses	1.04	%(b)
Net investment income net of reimbursement (recapture) and securities lending expense offset	0.94	%(b)
Portfolio turnover rate	89	%(d)

*	Since December 28, 2017 (Commencement of Operations).
(a)	Per share amounts are calculated using the average shares method.
(b)	Annualized.
(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.
(d)	Not annualized.

Horizon Defined Risk Fund − Advisor Class
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	For the Period Ended November 30, 2018*
Net Asset Value, Beginning of Period	$50.58
Income From Investment Operations:
Net investment income(a)	0.31	(e)
Net gain (loss) from investments (both realized and unrealized)	0.09	(e)
Total from investment operations	0.40

Net Asset Value, End of Period	$50.98

Total Return	0.77	%(d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$9,173
Ratio to average net assets:
Gross expenses(c)	2.10	%(b)
Net expenses	1.19	%(b)
Net investment income net of reimbursement (recapture) and securities lending expense offset	0.75	%(b)
Portfolio turnover rate	89	%(d)

*	Since February 2, 2018 (Commencement of Operations).
(a)	Per share amounts are calculated using the average shares method.
(b)	Annualized.
(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.
(d)	Not annualized.
(e)	Due to timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations in the Annual Report to Shareholders dated November 30, 2018.

PRIVACY NOTICE

FACTS	WHAT DOES HORIZON FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number and account information

▪ Account balance and transaction history

▪ Wire Transfer Instructions

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information the reasons Horizon Funds chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Horizon Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences or creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-855-754-7932

Who we are
Who is providing this notice?	Horizon Funds
What we do
How does Horizon Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Horizon Funds collect my personal information?	We collect your personal information, for example, when you
	▪	Open an account
	▪	Provide account information
	▪	Give us your contact information
	▪	Make deposits or withdrawals from your account
	▪	Make a wire transfer
	▪	Tell us where to send the money
	▪	Tell us who receives the money
	▪	Show your government-issued ID
	▪	Show your driver’s license
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	▪	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
	▪	Affiliates from using your information to market to you
	▪	Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	▪	Our affiliates include companies such as Horizon Investments, LLC.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
	▪	Non-affiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers, and nonfinancial companies such as fulfillment, proxy voting and class action service providers.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	▪	Horizon Funds does not jointly market.

Investment Adviser

Horizon Investments, LLC

6210 Ardrey Kell Road, Suite 300

Charlotte, North Carolina 28277

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

Legal Counsel

Kilpatrick Townsend & Stockton LLP

1001 West 4th Street

Winston-Salem, North Carolina 27101

Custodian

U.S. Bank, N.A

Custody Operations

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, Wisconsin 53202

Distributor

Quasar Distributors, LLC

777 East Wisconsin Avenue, Floor 6

Milwaukee, Wisconsin 53202

WHERE TO GO FOR MORE INFORMATION

You will find more information about the Funds in the following documents:

Annual and Semi-annual Reports. The Funds’ annual and semi-annual reports list the holdings in the Funds, describe the Funds’ performance, and include financial statements for the Funds, and the Funds’ annual report discusses the market conditions and strategies that significantly affected the Funds’ performance during the prior fiscal year.

Statement of Additional Information (“SAI”). The Statement of Additional Information contains additional and more detailed information about the Funds.

The SAI is incorporated by reference into (and is thus a part of) this Prospectus.

In addition to requesting these documents from your financial representative, there are three additional ways to get a copy of these documents:

1. Call or write for one, and a copy will be sent without charge.

Horizon Funds

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

The Prospectus, Annual Report, Semi-Annual Report and holdings information are available at www.horizonmutualfunds.com.

2. Go to the SEC’s website (www.sec.gov) and download a free text-only version.

If you are a current Fund shareholder and would like information about your account, account transactions, or account statements, please call us at 1-855-754-7932.

If you purchased your shares through a financial institution, you may contact that institution for more information.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Funds’ Investment Company Act File Number is 811-23063.